UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06622

Nuveen Select Tax-Free Income Portfolio 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report March 31, 2015

NXP
Nuveen Select Tax-Free Income Portfolio

NXQ
Nuveen Select Tax-Free Income Portfolio 2

NXR
Nuveen Select Tax-Free Income Portfolio 3

NXC
Nuveen California Select Tax-Free Income Portfolio

NXN
Nuveen New York Select Tax-Free Income Portfolio

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess
If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	11

Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Report of Independent Registered Public Accounting Firm	23

Portfolios of Investments	24

Statement of Assets and Liabilities	57

Statement of Operations	58

Statement of Changes in Net Assets	59

Financial Highlights	62

Notes to Financial Statements	68

Additional Fund Information	79

Glossary of Terms Used in this Report	80

Reinvest Automatically, Easily and Conveniently	82

Board Members & Officers	83

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing.  Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
May 22, 2015

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Thomas C. Spalding, CFA, and Scott R. Romans, PhD, review U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Select Portfolios (the “Funds”). Tom has managed NXP, NXQ and NXR since 1999, while Scott has managed NXC since 2003 and NXN since 2011.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended March 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy markers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. Many market watchers now believed that a June rate hike was likely off the table. Some analysts also began to lower their forecasts for first quarter gross

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

domestic product (GDP) growth, particularly after the March jobs report revealed a surprising slowdown in hiring. No rate hike was expected at the Fed’s April meeting (subsequent to the close of this reporting period), as the Fed said in March it would be “unlikely.”

According to the government’s advance estimate, the U.S. economy grew at a 0.2% annualized rate in the first quarter of 2015, as measured by GDP, compared with 4.6% in the second quarter of 2014, 5.0% in the third quarter and 2.2% in the fourth quarter. The decline in real GDP growth rate from the fourth quarter of 2014 to the first quarter of 2015 primarily reflects a downturn in both state and local government spending, a decline in exports and consumer spending. These were partly offset by an upturn in federal government spending. The Consumer Price Index (CPI) fell 0.1% year-over-year as of March 2015. The core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of March 31, 2015, the national unemployment rate was 5.5%, the lowest level since May 2008 and the level considered “full employment” by some Fed officials, down from the 6.6% reported in March 2014. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.0% for the twelve months ended February 2015 (most recent data available at the time this report was prepared).

Municipal bonds enjoyed strong performance during the twelve-month reporting period, buoyed by a backdrop of low interest rates, improving investor sentiment and favorable supply-demand dynamics. Interest rates were widely expected to rise in 2014, as the economy improved and the Fed wound down its asset purchases. However, the 10-year Treasury yield ended the year even lower than where it began. As a result, fixed income asset classes performed surprisingly well (as yields fall, prices rise, and vice versa).

At the same time, investors grew more confident that the Fed’s tapering would proceed at a measured pace and that the credit woes of Detroit and Puerto Rico would be contained. In addition, credit fundamentals for state and local governments were generally stabilizing, although pockets of trouble remained. California and New York showed marked improvements during 2014, whereas Illinois, New Jersey and Puerto Rico, for example, still face considerable challenges.

Investors’ declining risk aversion bolstered demand for higher yielding assets, including municipal bonds, which reversed the tide of outflows municipal bond funds suffered in 2013. While demand and inflows rose, supply continued to be subdued. More municipal bonds left the market than were added in 2014, a condition known as net negative issuance. Part of the reason for net negative issuance was that a significant portion of issuer activity focused on current refundings, in which a new bond is issued to replace the called bond (in contrast to an advanced refunding, where the called bond remains in the market as a pre-refunded bond).

These factors helped drive municipal bond yields lower and tightened yield spreads relative to Treasuries in 2014 overall. However, as 2015 began, market conditions turned more volatile. A series of disappointing economic data underscored the fragility of the U.S. recovery, as well as cast further uncertainty on the timing of the Fed’s first rate hike. A change in the supply-demand balance also hampered the municipal bond sector. Issuance was unusually strong in the first three months of 2015, up 64.1% compared to the same three-month period in 2014. Over the twelve months ended March 31, 2015, municipal bond issuance nationwide totaled $374.5 billion, an increase of 20.3% from the issuance for the twelve-month period ended March 31, 2014. At the same time, regulatory changes, increased risk aversion and expectations for rising interest rates and have encouraged bond dealers, typically brokers and banks, to reduce the size of their inventories in recent years. By holding smaller amounts of bonds on their books, dealers seek to mitigate their exposure to bonds that could potentially be worth less or be more difficult to sell in the future. As a result, there has been less liquidity in the marketplace, which contributed to periods of increased price volatility in early 2015. The municipal bond market also experienced some seasonal weakness in the first few months of 2015 due to tax-related selling. Finally, divergence in economic growth and central bank policies have reinforced an interest rate differential that favors demand for U.S. Treasuries, maintaining downward pressure on yields.

How were the economic and market environments in California and New York during the twelve-month reporting period ended March 31, 2015?

California’s economy is the largest in the United States and ranks eighth in the world according to the International Monetary Fund and continues to strengthen with employment growth driven by high technology, international trade and tourism but also supplemented by better residential construction and real estate conditions. The state’s labor force participation rate saw a large

6	Nuveen Investments

rebound, reducing the risk to recovery. As of March 2015, California’s preliminary unemployment rate was 6.5%. According to the S&P/Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 4.7%, 5.8% and 9.8%, respectively, over the twelve months ended February 2015 (most recent data available at the time this report was prepared) compared with an average increase of 5.5% nationally. California entered its fourth straight year of drought conditions resulting in the Governor issuing mandatory water cuts. Cities and towns must reduce their water use by 25%, though the mandatory cuts will not extend to farms. In looking at the impact of the drought more broadly, the non-partisan Legislative Analyst Office says the drought is not likely to have a significant effect on California’s economy or state government revenues in the short term. Agriculture is exempt from the mandate though farms consume 80% of California’s water but only generate 2% of the state’s economic activity. California’s most significant economic risk would be a slowdown in the home building industry, which is a major part of the state’s economy. On the fiscal front, the Fiscal 2014 general fund budget totaled $97.1 billion and did not require major expenditure cuts and revenue raising. Fiscal Year 2015 is projected to transfer excess revenue to the rainy day fund for the first time since Fiscal Year 2008. The enacted Fiscal 2015 budget continues to pay down budgetary deferrals; implements a funding plan for California State Teachers Retirement System (teachers’ pension system); transfers funds to the rainy day fund; and provides funds for deferred maintenance and infrastructure projects. Strong revenue growth due to a recovering economy and the passage of Proposition 30 (increases state sales and personal income taxes temporarily) have aided in the State’s fiscal recovery. For Fiscal 2015-2016, the proposed General Fund Governor’s Budget totals $113.3 billion (up 1.4% over the forecast in the 2014 Budget Act). The proposed budget is expected to be again balanced, add to reserves, continue to pay down the “Wall of Debt” (education funding deferrals and budgetary obligations) and proposes to address the state’s retiree health liabilities over the next few decades. In November 2014, S&P upgraded its rating on California general obligation (GO) debt to A+ from A and revised the outlook to stable from positive. Moody’s upgraded the State GO to Aa3 with stable outlook from A1 in June 2014. During the twelve months ended March 31, 2015, municipal issuance in California totaled $54 billion, an increase of 23.6% for the twelve months ended March 31, 2014. For this reporting period, California was the largest state issuer in the nation, representing approximately 14.4% of total issuance nationwide.

New York State’s $1.3 trillion economy represents 7.8% of U.S. gross domestic product and, according to the International Monetary Fund, would be the 14th largest economy in the world on a stand-alone basis. As of March 2015, the state’s unemployment rate registered 5.7%, above the national rate of 5.5%. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in New York City rose 2.5% over the twelve months ended February 2015 (most recent data available at the time this report was prepared), compared with an average increase of 5.5% nationally. The state’s budget picture has improved considerably over the past few years. Revenues have been increased through tax hikes and expenditures have been more tightly controlled. New York State has collected approximately $5 billion in various settlements and assessments from the financial industry through March 2015, and additional settlement monies are possible. The adopted $142 billion budget for Fiscal 2016 is 3% higher than the adopted Fiscal 2015 budget. The Fiscal 2016 budget contains no new taxes. Approximately $850 million of the $5 billion of settlements will go into a reserve fund. Another $1.5 billion will go towards economic development upstate. Another $1.3 billion would go to the Tappan Zee Bridge project. The budget also includes a $1.1 billion increase in education spending. New York is a high-income state, with per-capita income at 122% of the U.S. average, fourth-highest among the 50 states. New York is a heavily indebted state. According to Moody's, New York ranked fifth in the nation in debt per capita in 2013 (NY: $3,204; median: $1,054), sixth in debt per capita as a percentage of personal income (NY: 6.0%; median: 2.6%) and sixth in debt to gross state domestic product (NY: 5.2%; median: 2.4%). The state’s pensions have traditionally been well funded, though they did decline with the stock market financial crisis. As of March 2015, Moody’s rates New York Aa1 with a stable outlook. Moody’s upgraded New York State from Aa2 to Aa1 on June 16, 2014 citing the State’s sustained improvements in fiscal governance. S&P rates the state AA+ with a stable outlook. S&P upgraded New York State from AA to AA+ on July 23, 2014, citing the State’s improved budget framework. New York municipal bond supply totaled $40.8 billion for the twelve-month reporting period ended March 31, 2015, a year-over-year increase of 15.6%. This ranked New York third among state issuers behind California and Texas.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

What key strategies were used to manage these Funds during the twelve-month reporting period ended March 31, 2015?

A backdrop of supportive technical and fundamental factors helped the municipal market rally for most of the reporting period. For the reporting period as a whole, municipal bond prices generally rose, while interest rates declined. California municipal paper as a whole slightly outperformed the national market, due in part to increased demand triggered by recent changes in the state tax code as well as improving economic conditions in the state. The New York municipal market performed roughly in line with the national market. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

In NXP, NXQ and NXR, we were focused on finding bonds that could enhance our efforts to achieve overall portfolio objectives. Duration management was also a focus, as short-term bonds, including pre-refunded credits, rolled off earlier in the reporting period and we purchased bonds with longer maturities to help maintain the Funds’ longer durations. As the reporting period progressed, we became more selective about longer duration credits and bought lower duration bonds to keep the Funds within their appropriate duration bands. These three Funds purchased zero coupon bonds, which provided long maturities and additional income from the accretion of bond discounts to support their dividends, including zero coupon bonds issued by municipal entities in Arkansas, California and Texas. We also added to existing holdings when we found attractive opportunities. Overall, the majority of our purchases for these three Funds were high quality issues featuring low volatility.

For NXC and NXN, we continued to find opportunities to purchase bonds in both the primary and secondary markets that helped us keep the Funds fully invested. As the municipal market improved over the course of the reporting period, we increasingly positioned our portfolios more defensively by focusing on higher grade bonds that offered good liquidity and that were positioned in the longer-intermediate part of the yield curve, (i.e., 18 to 22 years, rather than 25 to 30 years). At the same time, we became more selective within the lower credit quality segments of the market, as yield spreads on lower rated bonds began to tighten. One exception to our longer duration focus was our trading in tobacco bonds, which moved toward the shorter end of the yield curve during the reporting period.

Overall, our emphasis in purchase activity was on relative value and credit quality, rather than sector. That is, when considering the purchase of a lower rated bond or a slightly less liquid issue, we looked carefully at the compensation offered by the bond in question relative to its credit quality and to other opportunities available in the market.

For NXN, we added some higher quality sales tax revenue and higher education credits, as well as bonds issued as part of the restructuring of Long Island Power Authority (LIPA), which were used to refinance a portion of LIPA’s lower rated debt. We also selectively added to our positions in lower rated bonds, including some newly issued credits for the redevelopment of 3 World Trade Center in Lower Manhattan.

Our purchases for NXC of high grade, liquid bonds during the reporting period included California general obligation (GO) bonds as well as California State Public Works credits, both of which we bought until the credit upgrade on California GOs (see next paragraph). As spreads on these bonds tightened following the upgrade, we shifted our focus to other bonds in the high-grade end of the spectrum. In the second half of the reporting period, notable additions included school district GOs, community college GOs, local sales tax bonds, health care credits, and water and electric utilities credits, all of which were from the higher-rated segments of the market.

In June 2014, Moody’s upgraded its credit rating on California GO debt to Aa3 from A1, the highest level since 2001, citing California’s rapidly improving financial position, high but declining debt metrics, adjusted net pension liability ratios and robust employment growth. S&P had revised its outlook for the state to positive from stable, while affirming an A rating. Fitch continued to rate the state at A with a stable outlook. Also during this reporting period, S&P upgraded its credit rating on National Public Finance Guarantee Corp. (NPFG), the insurance subsidiary of MBIA, to AA- rated from A rated, citing NPFG’s strong operating performance and competitive position in the financial guarantee market. As a result, the ratings on the Funds’ holdings of bonds backed by insurance from NPFG were similarly upgraded to AA- as of mid-March 2014. This action produced an increase in the percentage of

8	Nuveen Investments

our portfolios held in the AA-rated credit quality category (and a corresponding decrease in the A rated category), improving the overall credit quality of the Funds. During this reporting period, S&P also upgraded its rating on Assured Guaranty Municipal (AGM) as well as AGM’s municipal-only insurer Municipal Assurance Corp. to AA from AA-.

Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. The decline in municipal yields and the flattening of the municipal yield curve relative to the Treasury curve helped to make refunding deals more attractive and we saw an increase in this activity during the reporting period, as bond issuers sought to lower costs through refinancings. This provided ample cash for purchases and drove most of our trading activity for the reporting period.

As of March 31, 2015, NXP, NXQ, NXR and NXN continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. For duration management purposes, we added interest rate swaps to NXP and NXR in April 2014. These interest rate swaps worked as intended to shorten the durations of these two Funds and bring them within our target range. However, as interest rates declined, the swaps slightly detracted from the performance of NXP and NXR.

How did the Funds perform during the twelve-month reporting period ended March 31, 2015?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended March 31, 2015. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification average.

For the twelve months ended March 31, 2015, the total returns on common share NAV for these five Funds outperformed the returns for their respective state’s S&P Municipal Bond Index as well as that of the national S&P Municipal Bond Index. For this same period, NXP, NXQ and NXR outperformed the average return for the Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average, while NXC and NXN trailed the Lipper California Municipal Debt Funds and the Lipper New York Municipal Debt Funds classification average returns, respectively.

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning and credit exposure. Sector allocation produced mixed results among the Funds, slightly detracting from NXC’s performance, contributing positively to NXN and having a relatively muted impact on the other three Funds’ performance. In addition, the use of leverage was a factor in performance. NXP, NXQ, NXR and NXN benefited from the use of leverage during the reporting period and NXC does not use leverage. Leverage is discussed in more detail later in this report.

Given the combination of declining interest rates and a flattening yield curve during this reporting period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits with maturities of 15 years or more, especially those at the longest end of the municipal yield curve, outperformed the general municipal market, while bonds at the shortest end of the curve produced the weakest results. In general, the Funds’ durations and yield curve positioning were positive for their performance. Consistent with our long-term strategy, all of these Funds tended to be overweighted in the longer parts of the yield curve that performed best and underweighted in the underperforming shorter end of the curve. NXP, NXQ, NXR and NXC also benefited from their overweightings in zero coupon bonds, which generally outperformed the market due to their longer durations. In NXC, this overweighting was substantial.

During this reporting period, lower rated bonds generally outperformed higher quality bonds, as the municipal market rally continued and investors became more willing to accept risk. All five Funds tended to be underweight in higher rated segments and overweight in the lower rated segments during the reporting period, which was generally beneficial to performance. Overall, NXN had the smallest weighting of BBB rated bonds and the largest weighting of AAA rated bonds.

Sector allocation was a modestly negative influence on performance for NXC. Although positions in the stronger performing tobacco, health care and IDR/PCR (industrial development revenue/pollution control revenue) sectors added to returns, underperformance from the Fund’s positions in pre-refunded bonds (which are dominated by higher quality and shorter-term issues) and higher quality,

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

tax supported sectors such as state GOs, water and sewer, and public power dampened overall performance. NXN’s sector positioning was a positive contributor during the reporting period. Gains from the New York Fund’s holdings in the tobacco, health care, and IDR/PCR sectors more than offset weakness from its exposure to tax supported sectors and pre-refunded bonds.

We also continue to monitor ongoing economic developments in Puerto Rico for any impact on the Funds’ holdings and performance. Shareholders should note that NXC and NXN had no exposure to Puerto Rico debt during this reporting period, while, NXP, NXQ and NXR had allocations of 1.3%, 0.8% and 1.9%, respectively, at the end of the reporting period. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico general obligation debt is rated Caa1/CCC+/B (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

On February 6, 2015 a federal court found Puerto Rico’s Recovery Act to be unconstitutional. Though the Commonwealth is pursuing an appeal of the ruling, the outcome is uncertain. Puerto Rico’s non-voting Representative in Congress recently introduced legislation that would make chapter 9 bankruptcy available to the Commonwealth’s public corporations. A congressional committee hearing was held on February 26, 2015, but the bill has not advanced out of committee.

In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the Commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.37% of assets under management as of March 31, 2015. As of March 31, 2015, the Funds’ limited exposure to Puerto Rico generally was invested in bonds that were insured, pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

The second situation that we continued to monitor was the City of Detroit’s filing for chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached an agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy on November 7, 2014. The U.S. Bankruptcy Court approved the city’s bankruptcy exit plan, erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services.

In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds also were permanently removed from the city’s bankruptcy case, which led to a rally in the bonds’ price. Shareholders of NXP, NXQ and NXR should note that these Funds have small exposures to Detroit water and sewer bonds, almost all of which is insured. NXC and NXN do not have any Detroit exposure. Detroit water and sewer credits performed well for the reporting period, as they rallied following the positive developments described earlier.

10	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds during the current reporting period, where applicable.

As of March 31, 2015, the Funds’ percentages of leverage are as shown in the accompanying table.

	NXP	NXQ	NXR	NXC		NXN
Effective Leverage*	1.30%	1.82%	0.52%	—	%**	8.44%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values.

**	NXC did not invest in inverse floating rate securities during the current reporting period.

Nuveen Investments	11

Share Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of March 31, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s monthly distributions to shareholders were as shown in the accompanying table.

	Per Share Amounts
Ex-Dividend Date	NXP	NXQ	NXR	NXC	NXN
April 2014	$0.0525	$0.0525	$0.0525	$0.0570	$0.0495
May	0.0525	0.0525	0.0525	0.0570	0.0495
June	0.0525	0.0525	0.0525	0.0570	0.0495
July	0.0525	0.0525	0.0525	0.0570	0.0495
August	0.0525	0.0525	0.0525	0.0570	0.0495
September	0.0525	0.0485	0.0505	0.0570	0.0460
October	0.0525	0.0485	0.0505	0.0570	0.0460
November	0.0525	0.0485	0.0505	0.0570	0.0460
December	0.0485	0.0460	0.0490	0.0570	0.0460
January	0.0485	0.0460	0.0490	0.0570	0.0460
February	0.0485	0.0460	0.0490	0.0570	0.0460
March 2015	0.0475	0.0460	0.0490	0.0570	0.0460

Long-Term Capital Gain*	$—	$—	$—	$0.1110	$—
Ordinary Income Distribution*	$0.0020	$0.0037	$0.0003	$0.0009	$0.0043

Market Yield**	3.93%	3.96%	3.98%	4.44%	3.91%
Taxable-Equivalent Yield**	5.46%	5.50%	5.53%	6.80%	5.82%

*	Distribution paid in December 2014.

**
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 28.0%, 28.0%, 28.0%, 34.7% and 32.8% for NXP, NXQ, NXR, NXC and NXN, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2015, all the Funds had positive UNII balances for tax purposes. NXP, NXQ, NXR and NXC had positive UNII balances and NXN had a negative UNII balance for financial reporting purposes.

12	Nuveen Investments

All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

SHARE REPURCHASES

During August 2014, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of March 31, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Shares Cumulatively Repurchased and Retired	0	0	0	0	0
Shares Authorized for Repurchase	1,655,000	1,770,000	1,305,000	625,000	390,000

EQUITY SHELF PROGRAMS

During the current reporting period, the following Funds were authorized to issue additional shares through their ongoing equity shelf programs. Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share. Under the equity shelf programs, the Funds are authorized to issue the following number of additional shares.

	NXP	NXQ	NXR
Additional Shares Authorized	1,600,000	1,700,000	1,300,000

During the current reporting period NXP, NXQ and NXR did not sell any shares through their equity shelf programs.

As of July 31, 2014, NXP’s, NXQ’s and NXR’s shelf offering registration statements were no longer current. Therefore, each Fund may not issue additional shares under its equity shelf program until a post-effective amendment to the Fund’s registration statement is filed with the Securities and Exchange Commission.

OTHER SHARE INFORMATION

As of March 31, 2015, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
NAV	$15.17	$14.64	$15.34	$15.52	$14.52
Share Price	$14.51	$13.94	$14.78	$15.40	$14.13
Premium/(Discount) to NAV	(4.35)%	(4.78)%	(3.65)%	(0.77)%	(2.69)%
12-Month Average Premium/(Discount) to NAV	(6.44)%	(5.90)%	(6.63)%	(0.45)%	(4.73)%

Nuveen Investments	13

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

14	Nuveen Investments

NXP
Nuveen Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NXP at NAV	9.52%	6.18%	5.24%
NXP at Share Price	12.42%	4.57%	5.71%
S&P Municipal Bond Index	6.60%	5.26%	4.84%
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average	8.86%	6.02%	5.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

NXP	Performance Overview and Holding Summaries as of March 31, 2015 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	100.3%
Corporate Bonds	0.0%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	16.7%
AA	42.3%
A	22.2%
BBB	11.3%
BB or Lower	6.9%
N/R (not rated)	0.6%
Total	100%

Portfolio Composition
(% of total investments)1
Tax Obligation/Limited	25.0%
Tax Obligation/General	19.7%
Transportation	17.2%
Health Care	15.0%
Consumer Staples	6.0%
U.S. Guaranteed	4.4%
Utilities	4.1%
Other	8.6%
Total	100%

States and Territories
(% of total investments)1
California	15.6%
Texas	10.2%
Illinois	9.1%
New Jersey	7.9%
Minnesota	5.1%
Virginia	4.8%
Colorado	4.1%
Michigan	3.8%
New York	3.6%
Washington	3.5%
New Mexico	3.2%
Nevada	3.1%
Florida	3.1%
Wisconsin	2.7%
Iowa	2.6%
Other	17.6%
Total	100%

1	Excluding investments in derivatives.

16	Nuveen Investments

NXQ
Nuveen Select Tax-Free Income Portfolio 2
Performance Overview and Holding Summaries as of March 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NXQ at NAV	10.32%	6.34%	4.93%
NXQ at Share Price	11.00%	5.02%	5.57%
S&P Municipal Bond Index	6.60%	5.26%	4.84%
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average	8.86%	6.02%	5.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

NXQ	Performance Overview and Holding Summaries as of March 31, 2015 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	96.1%
Corporate Bonds	0.0%
Other Assets Less Liabilities	3.9%
Net Assets	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	16.2%
AA	38.4%
A	22.6%
BBB	10.8%
BB or Lower	6.7%
N/R (not rated)	5.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	25.9%
Health Care	18.1%
Tax Obligation/Limited	17.0%
Transportation	16.8%
Utilities	5.8%
Consumer Staples	5.1%
Water and Sewer	3.6%
Other	7.7%
Total	100%

States and Territories
(% of total investments)
California	14.3%
Illinois	12.7%
Texas	10.2%
Colorado	9.8%
Washington	4.7%
Virginia	4.0%
Indiana	3.9%
Minnesota	3.8%
Wisconsin	3.8%
Michigan	3.6%
Florida	3.5%
Ohio	3.2%
Nevada	3.0%
Other	19.5%
Total	100%

18	Nuveen Investments

NXR
Nuveen Select Tax-Free Income Portfolio 3
Performance Overview and Holding Summaries as of March 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NXR at NAV	10.46%	6.43%	5.43%
NXR at Share Price	12.87%	5.54%	6.28%
S&P Municipal Bond Index	6.60%	5.26%	4.84%
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average	8.86%	6.02%	5.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

NXR	Performance Overview and Holding Summaries as of March 31, 2015 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	99.0%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	16.0%
AA	47.5%
A	14.9%
BBB	10.5%
BB or Lower	10.1%
N/R (not rated)	1.0%
Total	100%

Portfolio Composition
(% of total investments)1
Tax Obligation/Limited	23.1%
Tax Obligation/General	18.0%
Health Care	15.4%
Transportation	14.1%
Consumer Staples	7.2%
U.S. Guaranteed	6.9%
Utilities	6.2%
Other	9.1%
Total	100%

States and Territories
(% of total investments)1
California	20.3%
Illinois	13.8%
Texas	10.1%
Colorado	5.3%
New Mexico	3.9%
Ohio	3.9%
Virginia	3.2%
Minnesota	3.1%
Washington	2.9%
New York	2.8%
Nevada	2.7%
Iowa	2.6%
Michigan	2.5%
New Jersey	2.3%
Connecticut	2.2%
Other	18.4%
Total	100%

1	Excluding investments in derivatives.

20	Nuveen Investments

NXC
Nuveen California Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NXC at NAV	10.20%	7.44%	5.70%
NXC at Share Price	13.84%	8.89%	6.69%
S&P Municipal Bond California Index	7.57%	6.32%	5.19%
S&P Municipal Bond Index	6.60%	5.26%	4.84%
Lipper California Municipal Debt Funds Classification Average	12.21%	8.92%	5.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	101.2%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	(1.6)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	33.6%
Tax Obligation/Limited	22.7%
U.S. Guaranteed	12.7%
Water and Sewer	7.6%
Health Care	5.8%
Transportation	5.7%
Other	11.9%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.2%
AA	44.3%
A	23.5%
BBB	8.4%
BB or Lower	6.6%
N/R (not rated)	3.0%
Total	100%

Nuveen Investments	21

NXN
Nuveen New York Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NXN at NAV	8.31%	5.18%	4.75%
NXN at Share Price	9.84%	5.13%	5.09%
S&P Municipal Bond New York Index	6.53%	4.94%	4.82%
S&P Municipal Bond Index	6.60%	5.26%	4.84%
Lipper New York Municipal Debt Funds Classification Average	11.98%	7.09%	5.33%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	94.6%
Short-Term Municipal Bonds	7.0%
Other Assets Less Liabilities	0.2%
Net Assets Plus Floating Rate Obligations	101.8%
Floating Rate Obligations	(1.8)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.2%
Education and Civic Organizations	25.2%
Transportation	10.8%
Health Care	8.7%
Utilities	8.1%
Tax Obligation/General	5.7%
U.S. Guaranteed	4.7%
Other	10.6%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	33.8%
AA	33.8%
A	14.1%
BBB	3.0%
BB or Lower	11.0%
N/R (not rated)	4.3%
Total	100%

22	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Nuveen Select Tax-Free Income Portfolio
Nuveen Select Tax-Free Income Portfolio 2
Nuveen Select Tax-Free Income Portfolio 3
Nuveen California Select Tax-Free Income Portfolio
Nuveen New York Select Tax-Free Income Portfolio:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio and Nuveen New York Select Tax-Free Income Portfolio (the “Funds”) as of March 31, 2015, and the related statements of operations, changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The statements of changes in net assets and the financial highlights for the periods presented through March 31, 2014, were audited by other auditors whose report dated May 27, 2014, expressed an unqualified opinion on those statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2015, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
May 28, 2015

Nuveen Investments	23

NXP
Nuveen Select Tax-Free Income Portfolio
	Portfolio of Investments	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.3%
	MUNICIPAL BONDS – 100.3%
	Alaska – 0.8%
$2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/15 at 100.00	B2	$2,100,918
	Arizona – 1.4%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.250%, 3/01/39	3/21 at 100.00	A	2,772,050
625	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A3	697,088
3,125	Total Arizona			3,469,138
	Arkansas – 0.6%
6,555	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	1,597,585
	California – 15.7%
2,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	2,204,080
4,195	Anaheim City School District, Orange County, California, General Obligation Bonds, Election 2002 Series 2007, 0.000%, 8/01/31 – AGM Insured	No Opt. Call	AA	2,212,695
2,340	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured	No Opt. Call	AA	1,241,300
3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	A+	3,412,500
2,310	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/33	7/23 at 100.00	AA–	2,659,896
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A1	1,860,466
895	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	1,075,092
3,790	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/36 – AGM Insured	8/16 at 33.78	Aa1	1,230,765
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds, Series 2009A, 0.000%, 5/01/34 – AGM Insured	No Opt. Call	AA	1,157,002
2,710	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured	No Opt. Call	A1	1,750,958
1,395	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B	1,359,190
2,350	Golden Valley Unified School District, Madera County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/29 – AGM Insured	8/17 at 56.07	AA	1,197,889
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa3	2,265,804
1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/23 – NPFG Insured	No Opt. Call	AA–	792,630
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	822,660
5,395	Napa Valley Community College District, Napa and Sonoma Counties, California, General Obligation Bonds, Election 2002 Series 2007C, 0.000%, 8/01/32 – NPFG Insured	8/17 at 46.57	Aa2	2,356,104

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,180	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	AA–	$1,093,793
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	654,959
4,390	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	A	2,331,222
1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	AA–	771,188
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2009A, 0.000%, 8/01/33	No Opt. Call	Aa2	4,022,960
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds, Election of 2006, Series 2006A, 0.000%, 11/01/28 – FGIC Insured	No Opt. Call	AA	1,305,668
1,195	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	980,772
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation Bonds, Series 2007, 0.000%, 10/01/30 – AMBAC Insured	No Opt. Call	AAA	660,974
61,160	Total California			39,420,567
	Colorado – 4.1%
1,780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	2,018,823
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	1,107,020
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,190,884
160	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	95,592
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	AA–	810,920
12,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	AA–	4,149,250
19,375	Total Colorado			10,372,489
	Connecticut – 2.2%
2,350	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	2,468,863
3,000	University of Connecticut, General Obligation Bonds, Refunding Series 2014A, 4.000%, 2/15/16	No Opt. Call	AA	3,099,570
5,350	Total Connecticut			5,568,433
	Florida – 3.1%
2,000	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.375%, 6/01/46	6/16 at 100.00	A–	2,075,700
2,500	JEA St. Johns River Power Park System, Florida, Revenue Bonds, 2012-Issue 2 Series 25, 5.000%, 10/01/16	No Opt. Call	Aa2	2,672,775
1,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2005, 5.000%, 7/01/24 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AA (4)	1,012,030
2,000	Saint Petersburg, Florida, Public Utility Revenue Bonds, Refunding Series 2005, 5.000%, 10/01/35 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	Aa2 (4)	2,048,200
7,500	Total Florida			7,808,705
	Georgia – 0.2%
2,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45 (5), (6)	12/20 at 100.00	N/R	484,214

Nuveen Investments	25

NXP	Nuveen Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 9.1%
	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 1999A:
$2,465	0.000%, 4/01/20 – NPFG Insured	No Opt. Call	AA–	$2,117,238
2,000	0.000%, 4/01/23 – NPFG Insured	No Opt. Call	AA–	1,496,320
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A–	728,532
1,545	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/23 – NPFG Insured	1/16 at 100.00	AA–	1,602,242
1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.446%, 7/01/15 (IF)	No Opt. Call	AA+	1,205,704
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	314,397
1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB+ (4)	1,241,260
2,100	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	2,298,891
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	A–	2,492,724
1,000	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Series 2008, 0.000%, 2/01/24 – AGM Insured	No Opt. Call	Aa2	754,200
1,990	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.010%, 6/15/17 – FGIC Insured	No Opt. Call	AA–	1,942,439
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
1,720	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	AAA	961,394
810	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	AAA	436,663
6,070	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	AAA	3,058,734
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	1,921,450
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	360,735
30,245	Total Illinois			22,932,923
	Indiana – 1.0%
270	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	302,557
345	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA	351,600
1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	1,063,140
750	West Clark 2000 School Building Corporation, Clark County, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 – NPFG Insured	7/15 at 100.00	AA+	753,008
2,365	Total Indiana			2,470,305
	Iowa – 2.6%
1,665	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	1,809,172
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	884,650
4,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	3,849,680
6,665	Total Iowa			6,543,502
	Kansas – 0.2%
500	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006, 4.875%, 7/01/36	7/16 at 100.00	A1	508,340

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 1.1%
$2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A+	$2,764,900
	Massachusetts – 1.0%
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.000%, 7/01/28	7/18 at 100.00	A–	555,740
1,820	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	1,936,243
2,320	Total Massachusetts			2,491,983
	Michigan – 3.9%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	384,990
1,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	1,666,080
2,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA–	2,562,950
2,075	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2004A, 4.500%, 7/01/25 – NPFG Insured	7/16 at 100.00	AA–	2,092,596
2,905	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.000%, 12/01/34 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	2,977,974
9,335	Total Michigan			9,684,590
	Minnesota – 5.2%
8,450	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Series 2014, 1.000%, 12/01/15	No Opt. Call	AAA	8,501,461
2,500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2005, 5.250%, 10/01/21 (Pre-refunded 10/01/15)	10/15 at 100.00	A2 (4)	2,563,375
1,825	Minnesota State, General Obligation Bonds, Refunding Series 2005, 5.000%, 10/01/15	No Opt. Call	AA+	1,869,694
12,775	Total Minnesota			12,934,530
	Missouri – 2.6%
360	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	403,178
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
1,165	0.000%, 4/15/23 – AMBAC Insured	No Opt. Call	AA	959,669
5,000	0.000%, 4/15/30 – AMBAC Insured	No Opt. Call	AA–	2,925,850
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	A2	2,238,140
8,525	Total Missouri			6,526,837
	Nevada – 3.1%
750	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.774%, 1/01/18 (IF)	No Opt. Call	A+	1,281,090
1,250	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	1,415,587
1,700	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Refunding Series 2005, 5.000%, 7/01/19 – AMBAC Insured	7/15 at 100.00	A+	1,720,264
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB	1,742,835
1,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2005A, 5.000%, 6/01/18 – FGIC Insured	6/15 at 100.00	AA+	1,612,976
6,800	Total Nevada			7,772,752

Nuveen Investments	27

NXP	Nuveen Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 8.0%
$940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	$1,045,534
2,550	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	7/15 at 100.00	AA–	2,597,252
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	14,408,800
2,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B2	1,929,750
40,990	Total New Jersey			19,981,336
	New Mexico – 3.2%
3,000	Albuquerque, New Mexico, General Obligation Bonds, General Purpose Series 2012A, 4.000%, 7/01/15 (7)	No Opt. Call	AAA	3,029,310
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,018,210
4,000	University of New Mexico, FHA-Insured Hospital Mortgage Revenue Bonds, University of Mexico Hospital Project, Series 2004, 4.625%, 7/01/25 – AGM Insured	7/15 at 100.00	AA	4,006,920
8,000	Total New Mexico			8,054,440
	New York – 3.6%
500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	557,985
1,810	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	1,921,478
840	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	907,301
1,660	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (4)	1,803,075
3,000	New York City, New York, General Obligation Bonds, Fiscal 2013 Series J, 5.000%, 8/01/15 (7)	No Opt. Call	AA	3,049,140
780	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	920,665
8,590	Total New York			9,159,644
	North Carolina – 0.5%
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–	1,197,600
	Ohio – 2.1%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,670	6.000%, 6/01/42	6/17 at 100.00	B	1,404,520
1,000	6.500%, 6/01/47	6/17 at 100.00	B	893,000
1,975	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	1,743,747
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	1,242,351
5,750	Total Ohio			5,283,618
	Oklahoma – 0.4%
1,000	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	1,030,420
	Pennsylvania – 0.6%
1,490	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B, 0.000%, 12/01/30	12/20 at 100.00	AA–	1,573,455

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 1.3%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
$17,500	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	$3,066,175
1,000	0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	153,500
18,500	Total Puerto Rico			3,219,675
	Rhode Island – 0.5%
1,125	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	7/15 at 100.00	AA–	1,127,554
	Texas – 10.3%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB	292,203
1,100	Fort Worth Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/16	No Opt. Call	AAA	1,145,936
5,565	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	6,268,249
3,415	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	1,740,830
4,165	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	AA–	1,422,764
4,015	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	1,291,746
1,780	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2007, 0.000%, 8/15/37	8/16 at 35.23	AAA	589,803
2,260	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB	2,478,519
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43	1/25 at 100.00	A2	2,524,020
1,440	Spring Branch Independent School District, Harris County, Texas, General Obligation Bonds, Schoolhouse Series 2013, 3.000%, 6/15/41 (Mandatory put 6/15/15)	No Opt. Call	AAA	1,447,963
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/26	No Opt. Call	A3	5,679,500
830	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa2	939,834
31,820	Total Texas			25,821,367
	Virginia – 4.8%
1,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,035,300
2,000	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011, 5.000%, 4/01/15	No Opt. Call	AA	2,000,000
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	2,142,120
1,935	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	2,097,598
400	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006, 5.250%, 6/15/37	6/16 at 100.00	Baa1	408,908
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,108,450
650	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	758,654
1,010	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,112,475
1,390	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	1,459,861
11,385	Total Virginia			12,123,366

Nuveen Investments	29

NXP	Nuveen Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 3.5%
$3,500	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Series 2005A, 5.000%, 11/01/23 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	AAA	$3,514,035
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,120,403
2,500	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (4)	2,778,850
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/27 – NPFG Insured	No Opt. Call	AA+	1,490,525
9,105	Total Washington			8,903,813
	West Virginia – 0.9%
500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health Project, Series 2006A, 4.500%, 6/01/26 – AMBAC Insured	6/16 at 100.00	A	509,705
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	1,735,065
2,000	Total West Virginia			2,244,770
	Wisconsin – 2.7%
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	1,812,724
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/31	8/16 at 100.00	A–	1,558,155
2,500	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA+ (4)	2,530,125
990	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	5/15 at 100.00	AA	993,970
6,635	Total Wisconsin			6,894,974
$337,160	Total Municipal Bonds (cost $225,885,048)			252,068,743

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$210	Las Vegas Monorail Company, Senior Interest Bonds (5), (8)	5.500%	7/15/19	N/R	$37,781
56	Las Vegas Monorail Company, Senior Interest Bonds (5), (8)	3.000%	7/15/19	N/R	7,466
$266	Total Corporate Bonds (cost $23,822)				45,247
	Total Long-Term Investments (cost $225,908,870)				252,113,990
	Other Assets Less Liabilities – (0.3)% (9)				(817,819)
	Net Assets – 100%				$251,296,171

30	Nuveen Investments

Investments in Derivatives as of March 31, 2015
Interest Rate Swaps outstanding:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (10)	Date	(Depreciation)
Barclays	$20,100,000	Receive	USD-BMA	2.728%	Quarterly	5/28/15	5/28/24	$(2,020,366)
JPMorgan	2,500,000	Receive	USD-BMA	3.230	Quarterly	6/01/15	6/01/35	(511,821)
	$22,600,000							$(2,532,187)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(IF)	Inverse floating rate investment.
USD-BMA	United States Dollar-Bond Market Association.

See accompanying notes to financial statements.

Nuveen Investments	31

NXQ
Nuveen Select Tax-Free Income Portfolio 2
	Portfolio of Investments	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.1%
	MUNICIPAL BONDS – 96.1%
	Alaska – 0.3%
$1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/15 at 100.00	B2	$882,320
	Arizona – 2.4%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.250%, 3/01/39	3/21 at 100.00	A	2,772,050
600	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A3	669,204
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	2,635,042
215	Sedona Wastewater Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 1998, 0.000%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	188,759
5,565	Total Arizona			6,265,055
	California – 13.8%
1,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	1,102,040
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41 – AGC Insured	No Opt. Call	AA	3,705,460
4,000	Arcadia Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/33 – AGM Insured	2/17 at 44.77	AA	1,700,800
500	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1998A, 5.250%, 12/01/16	6/15 at 100.00	A1	502,085
60	California State, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	6/15 at 100.00	Aa3	60,242
2,500	California State, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	Aa3	2,594,275
2,440	Eureka Unified School District, Humboldt County, California, General Obligation Bonds, Series 2002, 0.000%, 8/01/27 – AGM Insured	No Opt. Call	AA	1,606,350
3,290	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	2,420,354
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	B	776,930
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa3	2,265,804
1,495	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/33 – FGIC Insured	No Opt. Call	Aa2	727,841
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	822,660
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	622,363
1,195	Palmdale Elementary School District, Los Angeles County, California, General Obligation Bonds, Series 2003, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	754,870
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	654,959

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,620	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	$3,446,058
4,400	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	A	2,336,532
2,500	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	AA–	1,134,100
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	A1	2,078,096
	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B:
1,000	0.000%, 8/01/30 – AGM Insured	8/18 at 50.12	AA	470,300
1,890	0.000%, 8/01/31 – AGM Insured	8/18 at 47.14	AA	833,263
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/30	No Opt. Call	AA	3,329,837
2,080	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	1,707,118
58,980	Total California			35,652,337
	Colorado – 9.5%
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	573,700
1,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	2,186,365
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	1,067,390
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,190,884
2,230	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	2,275,626
1,600	Denver, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/16 – NPFG Insured	No Opt. Call	AA–	1,715,984
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24 – NPFG Insured	No Opt. Call	AA–	3,889,746
8,100	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	4,839,345
4,475	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	2,183,308
3,500	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Refunding Series 2005A, 5.000%, 11/01/18 (Pre-refunded 11/01/15) – AMBAC Insured	11/15 at 100.00	AAA	3,597,930
30,455	Total Colorado			24,520,278
	Florida – 3.4%
2,365	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16	No Opt. Call	A+	2,492,237
1,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	1,044,460
1,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A2	1,653,405
3,500	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2005B, 5.000%, 6/01/17 – AMBAC Insured	6/15 at 100.00	Aa3	3,528,070
8,365	Total Florida			8,718,172

Nuveen Investments	33

NXQ	Nuveen Select Tax-Free Income Portfolio 2
	Portfolio of Investments (continued)	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.4%
$1,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45 (4), (5)	12/20 at 100.00	N/R	$242,107
5,845	Georgia State, General Obligation Bonds, Refunding Series 2009E, 5.000%, 7/01/15	No Opt. Call	AAA	5,916,718
6,845	Total Georgia			6,158,825
	Illinois – 12.2%
1,400	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured	No Opt. Call	AA–	1,047,424
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A–	728,532
1,665	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	AA–	1,721,127
1,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA	1,006,730
1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.446%, 7/01/15 (IF)	No Opt. Call	AA+	1,205,704
470	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/32 – NPFG Insured	5/17 at 100.00	AA–	497,533
2,185	Illinois Finance Authority, Revenue Bonds, YMCA of Southwest Illinois, Series 2005, 5.000%, 9/01/31 – RAAI Insured	9/15 at 100.00	Aa3	2,185,219
1,750	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	1,915,743
1,035	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	1,072,674
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	A–	2,492,724
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,350	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	AAA	3,199,828
1,350	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	AAA	558,630
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	1,921,450
9,170	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AAA	3,104,504
5,045	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment, Series 2002A, 5.000%, 6/01/22 – RAAI Insured	6/15 at 100.00	N/R	4,993,390
	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment, Series 2002B:
1,060	0.000%, 12/01/17 – RAAI Insured	No Opt. Call	N/R	944,587
1,135	0.000%, 12/01/18 – RAAI Insured	No Opt. Call	N/R	956,317
2,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	AA–	2,159,440
44,590	Total Illinois			31,711,556
	Indiana – 3.7%
1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series 2008B, 0.000%, 6/01/30 – AGM Insured	No Opt. Call	AA	940,400
170	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	188,787
1,075	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-5, 5.000%, 11/15/36	11/16 at 100.00	AA+	1,145,273
1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	1,063,140

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$2,000	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	$2,116,120
750	West Clark 2000 School Building Corporation, Clark County, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 – NPFG Insured	6/15 at 100.00	AA+	753,007
3,130	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development Project, Series 2010, 6.000%, 1/15/19	No Opt. Call	N/R	3,402,310
9,725	Total Indiana			9,609,037
	Iowa – 1.6%
1,665	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	1,809,172
1,645	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	1,455,249
1,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	962,420
4,310	Total Iowa			4,226,841
	Kansas – 0.5%
795	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006, 4.875%, 7/01/36	7/16 at 100.00	A1	808,261
335	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	340,437
1,130	Total Kansas			1,148,698
	Kentucky – 1.3%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A+	2,764,900
805	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43	7/31 at 100.00	Baa3	577,064
3,305	Total Kentucky			3,341,964
	Maryland – 0.2%
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
420	5.000%, 9/01/32 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	430,244
100	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	102,814
520	Total Maryland			533,058
	Massachusetts – 0.4%
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.000%, 7/01/28	7/18 at 100.00	A–	555,740
345	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%, 12/01/15 – NPFG Insured (ETM)	No Opt. Call	AA– (6)	356,620
225	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%, 12/01/15 – NPFG Insured	No Opt. Call	Aa1	231,867
1,070	Total Massachusetts			1,144,227
	Michigan – 3.4%
750	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/17 – AGM Insured	No Opt. Call	AA	752,790
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	384,990

Nuveen Investments	35

NXQ	Nuveen Select Tax-Free Income Portfolio 2
	Portfolio of Investments (continued)	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$2,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	$2,776,800
2,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA–	2,562,950
2,060	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2004A, 4.500%, 7/01/25 – NPFG Insured	7/16 at 100.00	AA–	2,077,469
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	310,900
8,415	Total Michigan			8,865,899
	Minnesota – 3.7%
8,450	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Series 2014, 1.000%, 12/01/15	No Opt. Call	AAA	8,501,460
1,085	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	1,092,682
9,535	Total Minnesota			9,594,142
	Mississippi – 0.2%
500	Mississippi Development Bank, Revenue Bonds, Mississippi Municipal Energy Agency, Mississippi Power, Series 2006A, 5.000%, 3/01/21 – SYNCORA GTY Insured	3/16 at 100.00	Baa1	512,685
	Missouri – 0.1%
270	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	302,384
	Nevada – 2.9%
1,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.774%, 1/01/36 (IF)	1/20 at 100.00	A+	2,135,150
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	1,132,470
1,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2005A, 5.000%, 6/01/18 – FGIC Insured	6/15 at 100.00	AA+	1,612,976
2,500	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	2,500,800
6,350	Total Nevada			7,381,396
	New Mexico – 2.8%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,018,210
	University of New Mexico, FHA-Insured Hospital Mortgage Revenue Bonds, University of Mexico Hospital Project, Series 2004:
555	4.625%, 1/01/25 – AGM Insured	7/15 at 100.00	AA	555,971
660	4.625%, 7/01/25 – AGM Insured	7/15 at 100.00	AA	661,142
2,000	4.750%, 7/01/27 – AGM Insured	7/15 at 100.00	AA	2,003,340
3,000	4.750%, 1/01/28 – AGM Insured	7/15 at 100.00	AA	3,004,620
7,215	Total New Mexico			7,243,283
	New York – 2.7%
1,700	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35	8/16 at 100.00	N/R	1,728,339
500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	557,985
1,805	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	1,916,170

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	$1,490,250
1,135	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	1,339,686
6,390	Total New York			7,032,430
	Ohio – 3.1%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,155	5.375%, 6/01/24	6/17 at 100.00	B–	1,900,775
2,475	5.875%, 6/01/30	6/17 at 100.00	B–	2,106,225
775	5.750%, 6/01/34	6/17 at 100.00	B–	630,749
2,680	5.875%, 6/01/47	6/17 at 100.00	B	2,207,516
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	1,242,351
9,190	Total Ohio			8,087,616
	Oklahoma – 1.6%
1,000	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	1,030,420
2,935	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	AA	3,075,469
65	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42 (Pre-refunded 2/15/17)	2/17 at 100.00	N/R (6)	70,335
4,000	Total Oklahoma			4,176,224
	Pennsylvania – 0.6%
1,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B, 0.000%, 12/01/30	12/20 at 100.00	AA–	1,584,015
	Puerto Rico – 0.8%
1,035	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	6/15 at 100.00	AA–	1,052,160
15,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	B	1,112,250
16,035	Total Puerto Rico			2,164,410
	Texas – 9.8%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB	292,203
5,560	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	6,262,617
1,615	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Texas Children’s Hospital, Series 1995, 5.500%, 10/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (6)	1,686,593
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
630	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	AA–	436,086
12,480	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	3,120,874
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/24 – AMBAC Insured	No Opt. Call	A2	410,343
1,400	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB	1,423,814
5,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/41	8/17 at 24.20	AAA	1,160,300

Nuveen Investments	37

NXQ	Nuveen Select Tax-Free Income Portfolio 2
	Portfolio of Investments (continued)	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB	$2,473,036
1,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 (Pre-refunded 5/15/15) – NPFG Insured	5/15 at 100.00	AA+ (6)	1,005,620
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/26	No Opt. Call	A3	5,679,500
1,425	Texas State University System, Financing Revenue Bonds, Refunding Series 2006, 5.000%, 3/15/28 (Pre-refunded 3/15/16) – AGM Insured	3/16 at 100.00	AA (6)	1,490,080
37,190	Total Texas			25,441,066
	Utah – 0.8%
5,465	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/36	6/17 at 38.77	AA–	2,067,792
	Virginia – 3.8%
1,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	1,780,740
2,500	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	2,710,075
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,108,450
500	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	583,580
1,010	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,112,475
1,000	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	1,050,260
1,500	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2014B, 3.000%, 5/15/15	No Opt. Call	AA+	1,505,370
9,010	Total Virginia			9,850,950
	Washington – 4.5%
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Series 2013A, 5.750%, 1/01/45	1/23 at 100.00	A+	4,790,600
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,120,403
2,500	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (6)	2,778,850
3,000	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Series 2005A, 5.000%, 11/01/23 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	AAA	3,012,030
10,490	Total Washington			11,701,883
	Wisconsin – 3.6%
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,290,900
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	1,812,724
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/31	8/16 at 100.00	A–	1,558,155
2,500	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA+ (6)	2,530,125
1,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36	5/19 at 100.00	AA–	1,178,751
8,645	Total Wisconsin			9,370,655
$316,060	Total Municipal Bonds (cost $226,071,185)			249,289,198

38	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$328	Las Vegas Monorail Company, Senior Interest Bonds (4), (7)	5.500%	7/15/19	N/R	$59,090
88	Las Vegas Monorail Company, Senior Interest Bonds (4), (7)	3.000%	7/15/55	N/R	11,678
$416	Total Corporate Bonds (cost $37,260)				70,768
	Total Long-Term Investments (cost $226,108,445)				249,359,966
	Other Assets Less Liabilities – 3.9%				10,020,918
	Net Assets – 100%				$259,380,884

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	39

NXR
Nuveen Select Tax-Free Income Portfolio 3
	Portfolio of Investments	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.0%
	MUNICIPAL BONDS – 99.0%
	Alaska – 1.2%
$2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/15 at 100.00	B2	$2,360,206
	California – 20.1%
12,500	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	5,249,374
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B+	936,410
1,125	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	6/15 at 100.00	B–	1,065,499
2,595	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	2,677,988
890	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	1,069,086
265	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	5/15 at 100.00	BBB	265,040
2,275	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	AA–	1,367,707
2,985	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured	No Opt. Call	A1	1,928,638
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
700	4.500%, 6/01/27	6/17 at 100.00	B	682,031
2,090	5.000%, 6/01/33	6/17 at 100.00	B	1,764,294
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A, 0.000%, 3/01/28 – FGIC Insured	No Opt. Call	Aa2	2,615,110
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	822,660
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002, Series 2007C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	6,214,697
3,000	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	2,114,820
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	AA–	3,647,266
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	751,815
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2009A, 0.000%, 8/01/32	No Opt. Call	Aa2	4,190,880
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35 – NPFG Insured	No Opt. Call	AA–	1,741,204
1,030	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor, Series 2007C, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	AA–	1,058,686
69,135	Total California			40,163,205
	Colorado – 5.3%
1,540	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,559,466

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	$2,214,040
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	1,067,390
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	2,190,884
1,295	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	660,308
5,520	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	AA–	2,882,765
13,290	Total Colorado			10,574,853
	Connecticut – 2.2%
1,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	1,313,225
3,000	University of Connecticut, General Obligation Bonds, Refunding Series 2014A, 4.000%, 2/15/16	No Opt. Call	AA	3,099,570
4,250	Total Connecticut			4,412,795
	District of Columbia – 0.1%
185	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	5/15 at 100.00	A1	185,031
	Florida – 1.9%
1,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	1,044,460
2,500	JEA St. Johns River Power Park System, Florida, Revenue Bonds, 2012-Issue 2 Series 25, 5.000%, 10/01/16	No Opt. Call	Aa2	2,672,775
3,500	Total Florida			3,717,235
	Illinois – 13.6%
3,500	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	AA–	1,831,585
2,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA	2,013,460
1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.446%, 7/01/15 (IF)	No Opt. Call	AA+	1,205,705
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	314,397
1,600	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/24 – AGM Insured	5/18 at 100.00	AA	1,749,264
2,185	Illinois Finance Authority, Revenue Bonds, YMCA of Southwest Illinois, Series 2005, 5.000%, 9/01/31 – RAAI Insured	9/15 at 100.00	Aa3	2,185,219
1,500	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	1,642,065
750	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	777,300
1,500	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation, Series 1992C, 6.250%, 4/15/22 (ETM)	No Opt. Call	N/R (4)	1,812,645
1,560	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative Minimum Tax)	2/16 at 100.00	AA	1,580,124
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	A–	2,492,724
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation Bonds, Series 2006, 0.000%, 5/01/23 – AGM Insured	No Opt. Call	Aa3	775,620

Nuveen Investments	41

NXR	Nuveen Select Tax-Free Income Portfolio 3
	Portfolio of Investments (continued)	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
$2,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	AAA	$1,320,625
4,775	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	AAA	2,406,170
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	1,921,450
2,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	AAA	746,940
2,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	AA–	2,159,440
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	360,735
35,680	Total Illinois			27,295,468
	Indiana – 1.9%
270	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	302,557
435	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA	443,322
2,295	Shelbyville Central Renovation School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/25 (Pre-refunded 7/15/15) – NPFG Insured	7/15 at 100.00	AA+ (4)	2,322,678
1,000	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 7/15/28 – AGM Insured	No Opt. Call	AA	666,630
4,000	Total Indiana			3,735,187
	Iowa – 2.6%
2,745	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/20	7/16 at 100.00	BB+	2,824,880
1,330	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	1,445,165
950	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	914,299
5,025	Total Iowa			5,184,344
	Kansas – 1.1%
	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
1,425	5.125%, 7/01/26	7/16 at 100.00	A1	1,472,125
700	4.875%, 7/01/36	7/16 at 100.00	A1	711,676
2,125	Total Kansas			2,183,801
	Louisiana – 1.0%
2,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/41 (Pre-refunded 5/01/16) – AGM Insured	5/16 at 100.00	Aa1 (4)	2,100,580
	Maryland – 1.6%
550	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/23 – SYNCORA GTY Insured	9/16 at 100.00	Ba1	569,234
2,500	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2012A, 5.000%, 11/01/15	No Opt. Call	AAA	2,571,375
3,050	Total Maryland			3,140,609
	Massachusetts – 1.1%
2,200	Massachusetts, Special Obligation Revenue Refunding Bonds, Series 2002A, 5.500%, 6/01/15 – NPFG Insured	No Opt. Call	AAA	2,219,888
	Michigan – 2.5%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	384,990

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$3,635	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	AA–	$3,637,835
640	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA	656,672
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	310,900
4,880	Total Michigan			4,990,397
	Minnesota – 3.0%
5,950	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2005, 5.250%, 10/01/21 (Pre-refunded 10/01/15)	10/15 at 100.00	A2 (4)	6,100,832
	Missouri – 0.1%
270	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	302,384
	Montana – 0.8%
1,440	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010A, 4.750%, 1/01/40	1/20 at 100.00	AA–	1,552,709
	Nevada – 2.6%
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	1,132,470
1,625	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2005A, 5.000%, 6/01/18 – FGIC Insured	6/15 at 100.00	AA+	1,638,179
2,500	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	2,500,800
5,125	Total Nevada			5,271,449
	New Jersey – 2.3%
2,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.000%, 7/01/34 – NPFG Insured	7/15 at 100.00	AA–	2,031,260
4,570	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A2	2,491,793
6,570	Total New Jersey			4,523,053
	New Mexico – 3.9%
2,700	Albuquerque, New Mexico, General Obligation Bonds, General Purpose Series 2012A, 4.000%, 7/01/15 (5)	No Opt. Call	AAA	2,726,379
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,018,210
4,000	University of New Mexico, FHA-Insured Hospital Mortgage Revenue Bonds, University of Mexico Hospital Project, Series 2004, 4.625%, 1/01/25 – AGM Insured	7/15 at 100.00	AA	4,007,000
7,700	Total New Mexico			7,751,589
	New York – 2.8%
1,025	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35	8/16 at 100.00	N/R	1,042,087
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	1,490,250
840	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	907,301
1,660	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (4)	1,803,075
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	312,790
5,040	Total New York			5,555,503

Nuveen Investments	43

NXR	Nuveen Select Tax-Free Income Portfolio 3
	Portfolio of Investments (continued)	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 3.8%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$1,345	5.375%, 6/01/24	6/17 at 100.00	B–	$1,186,330
1,465	6.000%, 6/01/42	6/17 at 100.00	B	1,232,109
435	5.875%, 6/01/47	6/17 at 100.00	B	358,310
3,720	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	3,284,425
1,475	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	1,658,343
8,440	Total Ohio			7,719,517
	Pennsylvania – 1.9%
2,435	Dauphin County Industrial Development Authority, Pennsylvania, Water Development Revenue Refunding Bonds, Dauphin Consolidated Water Supply Company, Series 1992B, 6.700%, 6/01/17	No Opt. Call	A–	2,690,919
1,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B, 0.000%, 12/01/30	12/20 at 100.00	AA–	1,056,010
3,435	Total Pennsylvania			3,746,929
	Puerto Rico – 1.9%
945	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	B	920,241
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
1,170	0.000%, 8/01/40 – NPFG Insured	No Opt. Call	AA–	219,012
12,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	2,102,520
9,015	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	B	668,462
23,130	Total Puerto Rico			3,910,235
	Rhode Island – 0.6%
1,150	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	7/15 at 100.00	AA–	1,152,611
	South Carolina – 0.5%
1,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2011B, 5.000%, 12/01/15	No Opt. Call	AA–	1,032,370
	Tennessee – 0.4%
795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	901,665
	Texas – 10.0%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB	292,203
4,640	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	5,226,356
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,345	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	AA–	612,607
2,510	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	AA–	879,178
2,235	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	AA–	921,066
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
2,945	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA	1,236,812
4,095	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	1,317,484
1,275	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB	1,296,688
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB	2,473,036

44	Nuveen Investments

Principal			Optional Call
Amount (000)	Description (1)		Provisions (2)	Ratings (3)	Value
	Texas (continued)
$290	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.200%, 1/01/42 – AGC Insured		1/25 at 100.00	AA	$363,298
2,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32		No Opt. Call	A3	2,205,240
2,410	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured		No Opt. Call	A–	1,729,681
1,375	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 2005, 5.000%, 7/01/23 (Pre-refunded 7/01/15)		7/15 at 100.00	Aaa	1,391,541
27,625	Total Texas				19,945,190
	Utah – 1.0%
5,465	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/36		6/17 at 38.77	AA–	2,067,792
	Virginia – 3.2%
3,500	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/32		7/28 at 100.00	BBB	2,486,330
1,500	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49		No Opt. Call	BBB–	1,626,045
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
500	6.000%, 1/01/37 (Alternative Minimum Tax)		7/22 at 100.00	BBB–	583,580
1,510	5.500%, 1/01/42 (Alternative Minimum Tax)		7/22 at 100.00	BBB–	1,663,205
7,010	Total Virginia				6,359,160
	Washington – 2.8%
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35		1/21 at 100.00	A	1,120,403
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/32		10/22 at 100.00	AA	4,550,999
4,990	Total Washington				5,671,402
	Wisconsin – 1.2%
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32		2/22 at 100.00	A–	1,375,225
985	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26		5/15 at 100.00	AA	988,951
2,235	Total Wisconsin				2,364,176
$269,365	Total Municipal Bonds (cost $174,363,002)				198,192,165

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$92	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$16,651
25	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	3,290
$117	Total Corporate Bonds (cost $10,497)				19,941
	Total Long-Term Investments (cost $174,373,499)				198,212,106
	Other Assets Less Liabilities – 1.0% (8)				1,940,908
	Net Assets – 100%				$200,153,014

Nuveen Investments	45

NXR	Nuveen Select Tax-Free Income Portfolio 3
	Portfolio of Investments (continued)	March 31, 2015

Investments in Derivatives as of March 31, 2015
Interest Rate Swaps outstanding:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (9)	Date	(Depreciation)
Barclays	$2,700,000	Receive	USD-BMA	2.728%	Quarterly	5/28/15	5/28/24	$(271,392)
Barclays	4,600,000	Receive	USD-BMA	2.597	Quarterly	6/12/15	6/12/26	(426,339)
JPMorgan	4,500,000	Receive	USD-BMA	3.230	Quarterly	6/01/15	6/01/35	(921,278)
	$11,800,000							$(1,619,009)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
USD-BMA	United States Dollar-Bond Market Association.

See accompanying notes to financial statements.

46	Nuveen Investments

NXC
Nuveen California Select Tax-Free Income Portfolio
	Portfolio of Investments	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.2%
	MUNICIPAL BONDS – 101.2%
	Consumer Staples – 3.8%
$85	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB+	$85,003
250	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Revenue Bonds, Fresno County Tobacco Funding Corporation, Series 2002, 5.625%, 6/01/23	6/15 at 100.00	A1	250,060
1,450	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	1,224,032
1,095	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	910,383
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	1,231,095
4,380	Total Consumer Staples			3,700,573
	Education and Civic Organizations – 4.0%
3,000	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2008A, 5.625%, 4/01/37	4/18 at 100.00	Aa3	3,356,789
20	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	20,176
35	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	35,917
160	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	183,170
250	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	289,540
3,465	Total Education and Civic Organizations			3,885,592
	Health Care – 5.5%
115	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	131,844
125	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	143,306
255	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	291,447
235	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	AA–	267,132
425	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	446,922
545	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	574,621
500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	561,340
1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	1,181,180
670	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	826,063
800	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A–	946,592
4,770	Total Health Care			5,370,447

Nuveen Investments	47

NXC	Nuveen California Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 1.0%
$370	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	$414,422
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	434,599
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
25	5.250%, 8/15/39	8/24 at 100.00	BBB	27,793
65	5.250%, 8/15/49	8/24 at 100.00	BBB	72,017
855	Total Housing/Multifamily			948,831
	Housing/Single Family – 0.0%
25	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	26,064
	Industrials – 1.1%
1,015	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	1,103,254
	Tax Obligation/General – 34.1%
1,650	California State, General Obligation Bonds, Various Purpose Series 2009, 5.500%, 11/01/39	11/19 at 100.00	Aa3	1,944,459
1,965	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	Aa3	2,234,048
2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	Aa3	2,335,800
	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
4,650	0.000%, 8/01/16 – NPFG Insured	No Opt. Call	AA–	4,573,972
1,750	0.000%, 2/01/17 – NPFG Insured	No Opt. Call	AA–	1,682,293
2,375	0.000%, 8/01/17 – NPFG Insured	No Opt. Call	AA–	2,254,018
2,345	0.000%, 2/01/18 – NPFG Insured	No Opt. Call	AA–	2,193,325
	Mountain View-Los Altos Union High School District, Santa Clara County, California, General Obligation Capital Appreciation Bonds, Series 1995C:
1,015	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa1	997,197
1,080	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa1	1,021,918
	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A:
10,825	0.000%, 8/01/34	No Opt. Call	A+	4,670,987
3,250	0.000%, 8/01/35	No Opt. Call	A+	1,334,808
8,075	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	Aa2	2,348,372
2,565	Sunnyvale School District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/26 – AGM Insured	9/15 at 100.00	AA+	2,615,659
4,250	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured	8/31 at 100.00	AA	3,011,380
47,795	Total Tax Obligation/General			33,218,236
	Tax Obligation/Limited – 23.1%
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	4/15 at 100.00	N/R	1,000,510
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33	9/23 at 100.00	A1	2,378,320
1,690	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Calipatria State Prison, Series 1991A, 6.500%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,802,892
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A1	1,839,240
120	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AA–	122,033

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$360	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	$369,756
1,000	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/32 – AMBAC Insured	10/15 at 100.00	A	1,008,860
270	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	4/15 at 100.00	A–	274,074
3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2015A, 5.000%, 6/01/40 (WI/DD, Settling 4/07/15)	6/25 at 100.00	A1	3,426,179
250	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	262,055
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
55	5.000%, 9/01/26	9/16 at 100.00	N/R	56,265
130	5.125%, 9/01/36	9/16 at 100.00	N/R	132,813
1,215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,226,105
135	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	171,426
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	3/18 at 100.00	A+	1,145,520
50	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	61,141
60	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	66,874
	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
350	5.250%, 9/01/30	9/23 at 100.00	N/R	387,583
320	5.750%, 9/01/39	9/23 at 100.00	N/R	359,267
415	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	461,538
160	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	183,994
30	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	37,511
605	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	675,295
1,365	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,554,695
65	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	71,908
25	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	30,663
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
25	7.000%, 8/01/33	2/21 at 100.00	BBB+	30,499
30	7.000%, 8/01/41	2/21 at 100.00	BBB+	36,599
615	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	667,742
1,000	Santa Clara County Board of Education, California, Certificates of Participation, Series 2002, 5.000%, 4/01/25 – NPFG Insured	4/15 at 100.00	AA–	1,001,110
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	46,132

Nuveen Investments	49

NXC	Nuveen California Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/26 – FGIC Insured	9/16 at 100.00	A3	$1,055,180
360	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	A–	457,250
70	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	86,099
20,310	Total Tax Obligation/Limited			22,487,128
	Transportation – 5.8%
530	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	639,556
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,000	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,119,020
1,170	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,375,370
1,175	6.000%, 1/15/53	1/24 at 100.00	BBB–	1,393,574
955	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	1,076,696
4,830	Total Transportation			5,604,216
	U.S. Guaranteed – 12.9% (4)
25	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (4)	25,601
540	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BBB (4)	646,186
7,600	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/23 (Pre-refunded 9/01/16)	9/16 at 64.56	A (4)	4,873,877
100	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	101,616
2,220	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	A1 (4)	2,246,818
250	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA (4)	263,920
3,000	San Mateo County Transit District, California, Sales Tax Revenue Bonds, Series 2005A, 5.000%, 6/01/21 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AA (4)	3,024,180
225	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (4)	250,794
1,000	Santa Clara Valley Transportation Authority, California, Sales Tax Revenue Bonds, Series 2007A, 5.000%, 4/01/36 (Pre-refunded 4/01/17) – AMBAC Insured	4/17 at 100.00	AA+ (4)	1,087,040
14,960	Total U.S. Guaranteed			12,520,032
	Utilities – 2.2%
1,000	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.500%, 11/01/41	11/20 at 100.00	AA–	1,171,310
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	798,026
215	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	216,441
1,860	Total Utilities			2,185,777
	Water and Sewer – 7.7%
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34	4/23 at 100.00	AA–	1,160,590

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
$375	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	$409,721
1,160	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,264,307
2,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	2,230,920
150	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	156,201
1,970	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA	2,289,572
6,655	Total Water and Sewer			7,511,311
$110,920	Total Long-Term Investments (cost $88,775,439)			98,561,461

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4%
	MUNICIPAL BONDS – 0.4%
	Health Care – 0.4%
$205	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	$206,298
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	100,633
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	100,633
$405	Total Short-Term Investments (cost $405,000)			407,564
	Total Investments (cost $89,180,439) – 101.6%			98,969,025
	Other Assets Less Liabilities – (1.6)%			(1,548,291)
	Net Assets – 100%			$97,420,734

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information. See accompanying notes.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	51

NXN
Nuveen New York Select Tax-Free Income Portfolio
	Portfolio of Investments	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 94.6%
	MUNICIPAL BONDS – 94.6%
	Consumer Discretionary – 0.2%
$100	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$101,457
	Consumer Staples – 2.2%
150	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/16 at 100.00	B	150,024
275	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	236,522
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
300	4.750%, 6/01/22	6/16 at 100.00	BBB–	302,559
540	5.000%, 6/01/26	6/16 at 100.00	BB–	543,326
1,265	Total Consumer Staples			1,232,431
	Education and Civic Organizations – 23.8%
100	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	103,367
165	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	B+	147,581
280	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	290,553
30	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	30,897
430	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	443,627
150	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	169,319
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	1,175,540
50	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	50,546
2,000	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	AA–	2,152,879
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	1,151,180
1,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	2,072,663
120	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	129,388
815	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Ba1	822,091
110	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A	125,114
2,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41	7/21 at 100.00	AA–	2,220,299
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
500	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	BB+	516,900
430	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	440,939

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$300	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	$313,653
1,005	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2014A, 5.000%, 8/01/32	No Opt. Call	AA–	1,168,684
65	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	69,833
12,350	Total Education and Civic Organizations			13,595,053
	Financials – 3.1%
1,450	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,756,864
	Health Care – 8.8%
1,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	1,032,570
450	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	8/15 at 100.00	AA–	451,787
100	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A	112,972
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
250	6.000%, 12/01/15	No Opt. Call	Ba1	258,213
160	6.500%, 12/01/21	12/18 at 100.00	Ba1	182,253
210	6.125%, 12/01/29	12/18 at 100.00	Ba1	232,655
405	6.250%, 12/01/37	12/18 at 100.00	Ba1	445,994
950	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35	7/16 at 100.00	AA	999,153
25	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	No Opt. Call	AA	25,159
750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	877,560
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
100	5.250%, 2/01/27	2/17 at 100.00	BB+	102,596
90	5.500%, 2/01/32	2/17 at 100.00	BB+	92,047
240	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	7/15 at 100.00	B+	240,454
4,730	Total Health Care			5,053,413
	Housing/Multifamily – 0.5%
275	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	283,245
	Industrials – 1.7%
40	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	43,369
865	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	913,864
905	Total Industrials			957,233
	Long-Term Care – 2.4%
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Ba3	102,381
50	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	50,073

Nuveen Investments	53

NXN	Nuveen New York Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$735	East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Refunding Bonds, Jewish Home of Rochester, Series 2002, 4.625%, 2/15/17	8/15 at 100.00	N/R	$737,301
225	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	229,345
25	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.500%, 7/01/18	7/16 at 100.00	N/R	18,778
220	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.500%, 7/01/18	7/16 at 101.00	N/R	218,909
1,355	Total Long-Term Care			1,356,787
	Tax Obligation/General – 3.7%
1,260	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D, 5.125%, 12/01/25	12/17 at 100.00	AA	1,405,971
5	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25	6/16 at 100.00	AA	5,271
600	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	691,416
1,865	Total Tax Obligation/General			2,102,658
	Tax Obligation/Limited – 24.8%
1,050	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	No Opt. Call	AAA	1,211,553
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2014A, 5.000%, 3/15/44	No Opt. Call	AAA	1,161,580
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	2,333,035
1,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	1,592,385
600	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA	641,154
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	1,147,610
450	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	521,069
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.250%, 2/01/30	2/21 at 100.00	AAA	1,175,310
535	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Tender Option Bond Trust 2015-XF0080, 13.741%, 5/01/32 (IF)	5/19 at 100.00	AAA	741,382
775	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	853,926
570	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA+	683,088
425	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA+	465,001
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.502%, 3/15/37 (IF) (4)	3/17 at 100.00	AAA	1,225,530
335	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/29	10/24 at 100.00	AAA	409,182
12,240	Total Tax Obligation/Limited			14,161,805
	Transportation – 9.6%
500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/15 – FGIC Insured	No Opt. Call	AA–	515,245

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.250%, 11/15/38	5/24 at 100.00	AA–	$1,168,800
1,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/15 at 100.00	BB	1,002,260
250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	279,055
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/33	9/24 at 100.00	AA–	1,768,739
120	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 18.172%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	164,011
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
290	6.500%, 12/01/28	12/15 at 100.00	BBB	301,084
215	6.000%, 12/01/36	12/20 at 100.00	BBB	254,397
4,875	Total Transportation			5,453,591
	U.S. Guaranteed – 4.8% (5)
1,000	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32 (Pre-refunded 11/15/17)	11/17 at 100.00	A3 (5)	1,118,150
340	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	356,908
100	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35 (Pre-refunded 10/01/15)	10/15 at 100.00	A (5)	102,415
120	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 (Pre-refunded 4/30/15) – FGIC Insured	4/15 at 100.00	AA (5)	120,484
995	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25 (Pre-refunded 6/01/16)	6/16 at 100.00	N/R (5)	1,050,024
2,555	Total U.S. Guaranteed			2,747,981
	Utilities – 8.3%
550	Chautauqua County, New York, Industrial Development Agency, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	630,999
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	39,048
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
570	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	597,035
430	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	449,574
50	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A–	56,099
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	443,936
865	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	900,465
1,365	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	1,595,521
4,265	Total Utilities			4,712,677
	Water and Sewer – 0.7%
275	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 18.017%, 12/15/31 (IF)	6/18 at 100.00	AA+	391,787
$48,505	Total Long-Term Investment (cost $49,769,558)			53,906,982

Nuveen Investments	55

NXN	Nuveen New York Select Tax-Free Income Portfolio
	Portfolio of Investments (continued)	March 31, 2015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 7.0%
	MUNICIPAL BONDS – 7.0%
	Education and Civic Organizations – 1.7%
$1,000	Syracuse Industrial Development Agency, New York, Civic Facility Revenue, Syracuse University, Variable Rate Demand Obligations, Series 2005B, 0.010%, 12/01/35 (6)	6/15 at 100.00	A-1+	$1,000,000
	Tax Obligation/General – 2.1%
1,200	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligations, Fiscal Sub Series 2005F-4, 0.020%, 9/01/35 (6)	6/15 at 100.00	A-1	1,200,000
	Tax Obligation/Limited – 1.8%
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Variable Rate Demand Obligations, Refunding Series 2002B-1, 0.010%, 11/01/22 (6)	6/15 at 100.00	A-1+	1,000,000
	Transportation – 1.4%
800	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Variable Rate Demand Obligations, Series 2001B, 0.010%, 1/01/32 (6)	6/15 at 100.00	A-1+	800,000
$4,000	Total Short-Term Investments (cost $4,000,000)			4,000,000
	Total Investments (cost $53,769,558) – 101.6%			57,906,982
	Floating Rate Obligations – (1.8)%			(1,005,000)
	Other Assets Less Liabilities – 0.2%			86,041
	Net Assets – 100%			$56,988,023

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of
	Assets and Liabilities	March 31, 2015

	Select		Select		Select		California		New York
	Tax-Free		Tax-Free 2		Tax-Free 3		Select Tax-Free		Select Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN )
Assets
Long-term investments, at value (cost $225,908,870, $226,108,445, $174,373,499, $88,775,439 and $49,769,558, respectively)	$252,113,990		$249,359,966		$198,212,106		$98,561,461		$53,906,982
Short-term investments, at value (cost $ –, $ –, $ –, $405,000 and $4,000,000, respectively)	—		—		—		407,564		4,000,000
Cash	1,647,501		—		1,888,313		1,301,138		—
Receivable for:
Interest	2,567,440		2,592,418		2,158,310		982,918		711,533
Investments sold	828,131		9,303,940		1,556,655		—		—
Other assets	33,077		34,664		25,669		12,722		7,900
Total assets	257,190,139		261,290,988		203,841,053		101,265,803		58,626,415
Liabilities
Cash overdraft	—		907,840		—		—		407,087
Unrealized depreciation on interest rate swaps	2,532,187		—		1,619,009		—		—
Floating rate obligations	—		—		—		—		1,005,000
Payable for:
Dividends	734,776		778,498		612,865		342,509		171,607
Investments purchased	2,482,986		66,368		1,329,968		3,428,370		—
Accrued expenses:
Management fees	44,039		56,307		43,823		21,701		12,724
Trustees fees	33,890		35,420		26,238		12,902		7,924
Other	66,090		65,671		56,136		39,587		34,050
Total liabilities	5,893,968		1,910,104		3,688,039		3,845,069		1,638,392
Net assets	$251,296,171		$259,380,884		$200,153,014		$97,420,734		$56,988,023
Shares outstanding	16,570,310		17,713,727		13,045,560		6,277,751		3,923,976
Net asset value (“NAV”) per share outstanding	$15.17		$14.64		$15.34		$15.52		$14.52
Net assets consist of:
Shares, $0.01 par value per share	$165,703		$177,137		$130,456		$62,778		$39,240
Paid-in surplus	230,107,427		246,297,059		179,537,045		87,429,455		53,843,090
Undistributed (Over-distribution of) net investment income	1,295,658		459,787		952,063		42,191		(27,673)
Accumulated net realized gain (loss)	(3,945,550)		(10,804,620)		(2,686,148)		97,724		(1,004,058)
Net unrealized appreciation (depreciation)	23,672,933		23,251,521		22,219,598		9,788,586		4,137,424
Net assets	$251,296,171		$259,380,884		$200,153,014		$97,420,734		$56,988,023
Authorized shares	Unlimited		Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of
	Operations	Year Ended March 31, 2015

	Select	Select		Select	California		New York
	Tax-Free	Tax-Free 2		Tax-Free 3	Select Tax-Free		Select Tax-Free
	(NXP )	(NXQ	)	(NXR )	(NXC	)	(NXN	)
Investment Income	$10,701,876	$11,184,795		$8,563,023	$4,476,537		$2,444,282
Expenses
Management fees	516,590	656,422		510,093	254,111		149,231
Interest expense	—	4,435		—	—		5,455
Custodian fees	50,162	47,115		42,593	22,857		19,457
Trustees fees	7,792	7,984		6,212	3,164		1,963
Professional fees	39,309	40,777		35,094	25,772		24,463
Shareholder reporting expenses	46,787	46,771		34,234	18,471		14,313
Shareholder servicing agent fees	19,669	17,960		14,647	4,966		4,493
Stock exchange listing fees	8,634	8,657		8,651	8,666		8,683
Investor relations expenses	18,663	18,764		14,498	7,388		4,333
Shelf offering expenses	144,641	140,018		142,173	—		—
Other	16,623	17,259		14,581	10,408		9,053
Total expenses before expense reimbursement	868,870	1,006,162		822,776	355,803		241,444
Expense reimbursement	(72,321)	(70,009)		(71,086)	—		—
Net expenses	796,549	936,153		751,690	355,803		241,444
Net investment income (loss)	9,905,327	10,248,642		7,811,333	4,120,734		2,202,838
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	807,667	505,853		(190,676)	268,393		179,673
Change in net unrealized appreciation (depreciation) of:
Investments	13,921,046	14,109,897		13,428,637	4,937,057		2,105,832
Swaps	(2,298,329)	—		(1,587,595)	—		—
Net realized and unrealized gain (loss)	12,430,384	14,615,750		11,650,366	5,205,450		2,285,505
Net increase (decrease) in net assets from operations	$22,335,711	$24,864,392		$19,461,699	$9,326,184		$4,488,343

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of
Changes in Net Assets

	Select Tax-Free (NXP)		Select Tax-Free 2 (NXQ)		Select Tax-Free 3 (NXR)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/15	3/31/14	3/31/15	3/31/14	3/31/15	3/31/14
Operations
Net investment income (loss)	$9,905,327	$10,877,513	$10,248,642	$11,075,357	$7,811,333	$8,354,175
Net realized gain (loss) from investments	807,667	2,008,716	505,853	71,066	(190,676)	206,422
Change in net unrealized appreciation (depreciation) of:
Investments	13,921,046	(12,106,790)	14,109,897	(9,578,602)	13,428,637	(6,569,313)
Swaps	(2,298,329)	(233,858)	—	—	(1,587,595)	(31,414)
Net increase (decrease) in net assets from operations	22,335,711	545,581	24,864,392	1,567,821	19,461,699	1,959,870
Distributions to Shareholders
From net investment income	(10,190,742)	(10,528,778)	(10,552,069)	(11,193,307)	(7,961,707)	(8,226,533)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(10,190,742)	(10,528,778)	(10,552,069)	(11,193,307)	(7,961,707)	(8,226,533)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Net increase (decrease) in net assets from capital share transactions	—	—	—	—	—	—
Net increase (decrease) in net assets	12,144,969	(9,983,197)	14,312,323	(9,625,486)	11,499,992	(6,266,663)
Net assets at the beginning of period	239,151,202	249,134,399	245,068,561	254,694,047	188,653,022	194,919,685
Net assets at the end of period	$251,296,171	$239,151,202	$259,380,884	$245,068,561	$200,153,014	$188,653,022
Undistributed (Over-distribution of) net investment income at the end of period	$1,295,658	$1,589,206	$459,787	$797,012	$952,063	$1,110,457

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of Changes in Net Assets (continued)

	California Select Tax-Free (NXC)		New York Select Tax-Free (NXN)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/15	3/31/14	3/31/15	3/31/14
Operations
Net investment income (loss)	$4,120,734	$4,234,470	$2,202,838	$2,372,578
Net realized gain (loss) from investments	268,393	518,846	179,673	(1,186,593)
Change in net unrealized appreciation (depreciation) of:
Investments	4,937,057	(4,487,600)	2,105,832	(1,651,126)
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	9,326,184	265,716	4,488,343	(465,141)
Distributions to Shareholders
From net investment income	(4,297,578)	(4,290,545)	(2,251,577)	(2,460,333)
From accumulated net realized gains	(696,581)	(1,558,773)	—	(16,088)
Decrease in net assets from distributions to shareholders	(4,994,159)	(5,849,318)	(2,251,577)	(2,476,421)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	77,436	—	—	9,245
Net increase (decrease) in net assets from capital share transactions	77,436	—	—	9,245
Net increase (decrease) in net assets	4,409,461	(5,583,602)	2,236,766	(2,932,317)
Net assets at the beginning of period	93,011,273	98,594,875	54,751,257	57,683,574
Net assets at the end of period	$97,420,734	$93,011,273	$56,988,023	$54,751,257
Undistributed (Over-distribution of) net investment income at the end of period	$42,191	$219,037	$(27,673)	$21,423

See accompanying notes to financial statements.

60	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	61

Financial
Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
Select Tax-Free (NXP)
Year Ended 3/31:
2015	$14.43	$0.60	$0.76	$1.36	$(0.62)	$—	$(0.62)	$15.17	$14.51
2014	15.03	0.66	(0.62)	0.04	(0.64)	—	(0.64)	14.43	13.48
2013	14.55	0.69	0.48	1.17	(0.69)	—	(0.69)	15.03	14.63
2012	13.58	0.73	0.96	1.69	(0.72)	—	(0.72)	14.55	14.57
2011	14.19	0.71	(0.61)	0.10	(0.71)	—	(0.71)	13.58	13.25

Select Tax-Free 2 (NXQ)
Year Ended 3/31:
2015	13.83	0.58	0.83	$1.41	(0.60)	—	(0.60)	14.64	13.94
2014	14.38	0.62	(0.54)	0.08	(0.63)	—	(0.63)	13.83	13.12
2013	13.89	0.65	0.47	1.12	(0.63)	—	(0.63)	14.38	13.99
2012	12.89	0.66	0.98	1.64	(0.64)	—	(0.64)	13.89	13.63
2011	13.53	0.64	(0.61)	0.03	(0.67)	—	(0.67)	12.89	12.40

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

62	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets
Based on NAV	(a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss)		Portfolio Turnover Rate	(c)

9.52%		12.42%	$251,296	0.32	%(d)	4.01	%(d)	28%
0.38		(3.37)	239,151	0.29		4.60		40
8.16		5.14	249,134	0.28		4.64		24
12.72		15.72	240,691	0.31		5.18		19
0.69		(5.40)	224,268	0.32		5.05		6

10.32		11.00	259,381	0.37	(d)	4.04	(d)	19
0.73		(1.51)	245,069	0.34		4.58		23
8.20		7.29	254,694	0.33		4.54		19
12.97		15.32	245,784	0.35		4.94		20
0.13		(5.56)	228,016	0.39		4.81		6

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

Select Tax-Free (NXP)
Year Ended 3/31:
2015	—%
2014	—
2013	—
2012	—
2011	—

Select Tax-Free 2 (NXQ)
Year Ended 3/31:
2015	—	%*
2014	—	*
2013	—	*
2012	—	*
2011	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)
During the fiscal year ended March 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser as described in Note 1 – General Information and Significant Accounting Policies, Equity Shelf Program and Offering Costs. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

Ratios to Average Net Assets
		Net Investment
Select Tax-Free (NXP)	Expenses	Income (Loss)
Year Ended 3/31:
2015	0.35%	3.98%

Ratios to Average Net Assets
		Net Investment
Select Tax-Free 2 (NXQ)	Expenses	Income (Loss)
Year Ended 3/31:
2015	0.40%	4.01%

*	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
Select Tax-Free 3 (NXR)
Year Ended 3/31:
2015	$14.46	$0.60	$0.89	$1.49	$(0.61)	$—	$(0.61)	$15.34	$14.78
2014	14.94	0.64	(0.49)	0.15	(0.63)	—	(0.63)	14.46	13.67
2013	14.43	0.66	0.51	1.17	(0.66)	—	(0.66)	14.94	14.48
2012	13.51	0.69	0.92	1.61	(0.65)	(0.04)	(0.69)	14.43	14.34
2011	14.06	0.66	(0.57)	0.09	(0.64)	— *	(0.64)	13.51	13.03

California Select Tax-Free (NXC)
Year Ended 3/31:
2015	14.83	0.66	0.82	1.48	(0.68)	(0.11)	(0.79)	15.52	15.40
2014	15.72	0.67	(0.63)	0.04	(0.68)	(0.25)	(0.93)	14.83	14.25
2013	15.07	0.69	0.64	1.33	(0.68)	—	(0.68)	15.72	15.07
2012	13.43	0.70	1.62	2.32	(0.68)	—	(0.68)	15.07	14.80
2011	13.97	0.68	(0.55)	0.13	(0.67)	—	(0.67)	13.43	12.59

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

64	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets
Based on NAV	(a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss)		Portfolio Turnover Rate	(c)

10.46%		12.87%	$200,153	0.38	%(d)	3.99	%(d)	21%
1.18		(1.02)	188,653	0.35		4.51		30
8.20		5.54	194,920	0.33		4.45		28
12.23		15.69	188,010	0.38		4.94		16
0.62		(3.98)	175,846	0.37		4.75		4

10.20		13.84	97,421	0.37		4.30		7
0.50		1.07	93,011	0.38		4.55		14
8.98		6.43	98,595	0.37		4.44		19
17.64		23.56	94,447	0.42		4.87		11
0.83		1.18	84,199	0.38		4.89		8

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

Select Tax-Free 3 (NXR)
Year Ended 3/31:
2015	—%
2014	—
2013	—
2012	—
2011	—

California Select Tax-Free (NXC)
Year Ended 3/31:
2015	—%
2014	0.01
2013	0.01
2012	0.01
2011	0.01

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)
During the fiscal year ended March 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser as described in Note 1 – General Information and Significant Accounting Policies, Equity Shelf Program and Offering Costs. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

Ratios to Average Net Assets
		Net Investment
Select Tax-Free 3 (NXR)	Expenses	Income (Loss)
Year Ended 3/31:
2015	0.42%	3.96%

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending NAV	Ending Share Price
New York Select Tax-Free (NXN)
Year Ended 3/31:
2015	$13.95	$0.56	$0.58	$1.14	$(0.57)	$—		$(0.57)	$14.52	$14.13
2014	14.70	0.60	(0.72)	(0.12)	(0.63)	—	*	(0.63)	13.95	13.41
2013	14.59	0.63	0.19	0.82	(0.65)	(0.06)		(0.71)	14.70	14.87
2012	13.71	0.66	0.86	1.52	(0.64)	—		(0.64)	14.59	14.10
2011	14.06	0.64	(0.38)	0.26	(0.61)	—		(0.61)	13.71	13.06

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

66	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss)	Portfolio Turnover Rate	(c)

8.31%	9.84%	$56,988	0.43%		3.92%	16%
(0.69)	(5.46)	54,751	0.43		4.35	26
5.66	10.60	57,684	0.39		4.27	23
11.25	13.05	57,170	0.50		4.62	19
1.84	(1.08)	53,705	0.41		4.55	3

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

New York Select Tax-Free (NXN)
Year Ended 3/31:
2015	0.01%
2014	0.01
2013	0.01
2012	0.01
2011	0.01

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	67

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen Select Tax-Free Income Portfolio (NXP) (“Select Tax-Free (NXP)”)
• Nuveen Select Tax-Free Income Portfolio 2 (NXQ) (“Select Tax-Free 2 (NXQ)”)
• Nuveen Select Tax-Free Income Portfolio 3 (NXR) (“Select Tax-Free 3 (NXR)”)
• Nuveen California Select Tax-Free Income Portfolio (NXC) (“California Select Tax-Free (NXC)”)
• Nuveen New York Select Tax-Free Income Portfolio (NXN) (“New York Select Tax-Free (NXN)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Select Tax-Free (NXP), Select Tax-Free 2 (NXQ), Select Tax-Free 3 (NXR), California Select Tax-Free (NXC) and New York Select Tax-Free (NXN) were organized as Massachusetts business trusts on January 29, 1992, March 30, 1992, May 28, 1992, March 30, 1992, and March 30, 1992, respectively.

The end of the reporting period for the Funds is March 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2015 (“the current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Select		Select		Select		California		New York
	Tax-Free		Tax-Free 2		Tax-Free 3		Select Tax-Free		Select Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Outstanding when-issued/delayed delivery purchase commitments	$—		$—		$—		$3,428,370		$—

68	Nuveen Investments

Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or

Nuveen Investments	69

Notes to Financial Statements (continued)

collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Select Tax-Free (NXP)	Level 1	Level 2	Level 3	***	Total
Long-Term Investments*:
Municipal Bonds	$—	$251,584,529	$484,214		$252,068,743
Corporate Bonds	—	—	45,247		45,247
Investments in Derivatives:
Interest Rate Swaps**	—	(2,532,187)	—		(2,532,187)
Total	$—	$249,052,342	$529,461		$249,581,803

Select Tax-Free 2 (NXQ)
Long-Term Investments*:
Municipal Bonds	$—	$249,047,091	$242,107		$249,289,198
Corporate Bonds	—	—	70,768		70,768
Total	$—	$249,047,091	$312,875		$249,359,966

Select Tax-Free 3 (NXR)
Long-Term Investments*:
Municipal Bonds	$—	$198,192,165	$—		$198,192,165
Corporate Bonds	—	—	19,941		19,941
Investments in Derivatives:
Interest Rate Swaps**	—	(1,619,009)	—		(1,619,009)
Total	$—	$196,573,156	$19,941		$196,593,097

California Select Tax-Free (NXC)
Long-Term Investments*:
Municipal Bonds	$—	$98,561,461	$—		$98,561,461
Short-Term Investments*:
Municipal Bonds	—	—	407,564		407,564
Total	$—	$98,561,461	$407,564		$98,969,025

70	Nuveen Investments

New York Select Tax-Free (NXN)	Level 1	Level 2	Level 3***	Total
Long-Term Investments*:
Municipal Bonds	$—	$53,906,982	$—	$53,906,982
Short-Term Investments*:
Municipal Bonds	—	4,000,000	—	4,000,000
Total	$—	$57,906,982	$—	$57,906,982

*	Refer to the Fund’s Portfolio of Investments for industry and/or state classifications, where applicable.

**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

***	Refer to the Fund’s Portfolio of Investments for breakdown of the securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose trust (referred to as the “Trust”) created by or at the direction of one or more Funds.  In turn, the Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the Trust from a third party liquidity provider, or by the sale of assets from the Trust.  The Inverse Floater is issued to a long term investor, such as one or more of the Funds.  The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss of the greater face value of the Underlying Bond.

Nuveen Investments	71

Notes to Financial Statements (continued)

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par, and (b) have the trustee of the Trust transfer the Underlying Bond held by the Trust to the Fund, thereby collapsing the Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a Trust created at its direction, and in return receives the Inverse Floater of the Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing the Floaters issued by the Trust as liabilities, at their liquidation value on the Statement of Assets and Liabilities as “Floating rate obligations.” In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond and recognizes the related interest paid to the holders of the Floaters as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the inverse floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.”  For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters and the expenses of the Trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited Inverse Floaters for the Funds during the current fiscal period were as follows:

	Select		Select		Select		California		New York
	Tax-Free		Tax-Free 2		Tax-Free 3		Select Tax-Free		Select Tax-Free
Self-Deposited Inverse Floaters	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Average floating rate obligations outstanding	$—		$708,671		$—		$—		$1,005,000
Average annual interest rate and fees	—%		0.63%		—%		—%		0.54%

As of the end of the reporting period, the total amount of floating rate obligations associated with each Fund’s self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	Select		Select		Select		California		New York
	Tax-Free		Tax-Free 2		Tax-Free 3		Select Tax-Free		Select Tax-Free
Floating Rate Obligations Outstanding	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Floating rate obligations: self-deposited Inverse Floaters	$—		$—		$—		$—		$1,005,000
Floating rate obligations: externally-deposited Inverse Floaters	3,300,000		4,800,000		1,050,000		—		4,250,000
Total	$3,300,000		$4,800,000		$1,050,000		$—		$5,255,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (Trusts involving such agreements are referred to herein as “Recourse Trusts”),  under which a Fund agrees to reimburse the liquidity provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the Trust may fall short of the liquidation value of the Floaters issued by the Trust, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters. At period end, any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

							California		New York
	Select		Select		Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3		Tax-Free		Tax-Free
Floating Rate Obligations – Externally-Deposited Recourse Trusts	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Maximum exposure to Recourse Trusts	$—		$—		$—		$—		$2,000,000

72	Nuveen Investments

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund invests, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay or receive, in the future, a fixed rate payment in exchange for the counterparty receiving or paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by a Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between a Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the current fiscal period, Select Tax-Free (NXP) and Select Tax-Free 3 (NXR) continued to invest in forward interest rate swap contracts as part of their duration management in order to reduce their price volatility risk to movements in U.S. interest rates relative to their benchmarks.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Select		Select
	Tax-Free		Tax-Free 3
	(NXP	)	(NXR	)
Average notional amount of interest rate swap contracts outstanding*	$22,100,000		$9,980,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all interest rate swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Select Tax-Free (NXP)
Interest rate	Swaps	—	$ —	Unrealized depreciation on	$ (2,532,187)
interest rate swaps
Select Tax-Free 3 (NXR)
Interest rate	Swaps	—	$ —	Unrealized depreciation on	$ (1,619,009)
interest rate swaps

Nuveen Investments	73

Notes to Financial Statements (continued)

The following tables present the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

		Gross	Gross	Amounts	Net Unrealized
		Unrealized	Unrealized	Netted on	Appreciation		Collateral
		Appreciation	(Depreciation )	Statement	(Depreciation	)	Pledged
		on Interest	on Interest	of Assets and	on Interest		to (from	)	Net
Fund	Counterparty	Rate Swaps**	Rate Swaps**	Liabilities	Rate Swaps		Counterparty		Exposure
Select Tax-Free (NXP)
	Barclays	$—	$(2,020,366)	$—	$—		$1,828,637		$(191,729)
	JPMorgan	—	(511,821)	—	—		208,417		(303,404)

Total		$—	$(2,532,187)	$—	$—		$2,037,054		$(495,133)
Select Tax-Free 3 (NXR)
	Barclays	$—	$(697,731)	$—	$—		$558,908		$(138,823)
	JPMorgan	—	(921,278)	—	—		731,881		(189,397)
Total		$—	$(1,619,009)	$—	$—		$1,290,789		$(328,220)

**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

	Underlying	Derivative	Net Realized	Change in Net Unrealized
Fund	Risk Exposure	Instrument	Gain (Loss) from Swaps	Appreciation (Depreciation) of Swaps
Select Tax-Free (NXP)	Interest rate	Swaps	$—	$(2,298,329)

Select Tax-Free 3 (NXR)	Interest rate	Swaps	—	(1,587,595)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue additional shares through an equity shelf program (“Shelf Offerings”), which became effective with the SEC during the prior fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s net asset value (“NAV”) per share.

Authorized shares, shares issued and offering proceeds, net of offering costs under the Funds’ Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	Select Tax-Free (NXP)		Select Tax-Free 2 (NXQ)		Select Tax-Free 3 (NXR)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/15	3/31/14	3/31/15	3/31/14	3/31/15	3/31/14
Authorized shares	—	1,600,000	—	1,700,000	—	1,300,000
Shares issued	—	—	—	—	—	—
Offering proceeds, net of offering costs	$—	$—	$—	$—	$—	$—

74	Nuveen Investments

As of July 31, 2014, the Funds’ shelf offering registration statements are no longer current. Therefore, each Fund may not issue additional shares under its equity shelf program until a post-effective amendment to the registration statement is filed with the SEC.

Costs incurred by the Funds in connection with their Shelf Offerings were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These deferred assets are reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Shelf offering expenses” on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings will be expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets.

During the periods the Shelf Offerings were current, the Funds did not issue additional shares. As a result, during the current fiscal period, the Adviser reimbursed each Fund for approximately half of the costs incurred in connection with the Shelf Offerings, which is recognized as “Expense reimbursement” on the Statement of Operations.

Share Transactions
Transactions in shares during the Funds’ current and prior fiscal period were as follows:

	Select Tax-Free (NXP)		Select Tax-Free 2 (NXQ)		Select Tax-Free 3 (NXR)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/15	3/31/14	3/31/15	3/31/14	3/31/15	3/31/14
Shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—

			California Select		New York Select
			Tax-Free (NXC)		Tax-Free (NXN)
			Year	Year	Year	Year
			Ended	Ended	Ended	Ended
			3/31/15	3/31/14	3/31/15	3/31/14
Shares issued to shareholders due to reinvestment of distributions			5,022	—	—	628

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	Select		Select		Select		California		New York
	Tax-Free		Tax-Free 2		Tax-Free 3		Select Tax-Free		Select Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Purchases	$67,915,203		$46,802,004		$40,959,228		$8,630,170		$10,678,415
Sales and maturities	69,063,090		54,704,849		43,983,860		6,772,662		8,346,117

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen Investments	75

Notes to Financial Statements (continued)

As of March 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Select		Select		Select		California		New York
	Tax-Free		Tax-Free 2		Tax-Free 3		Select Tax-Free		Select Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Cost of investments	$224,533,401		$225,202,400		$172,975,074		$89,148,130		$52,747,772
Gross unrealized:
Appreciation	$30,048,820		$25,865,647		$25,840,060		$10,007,702		$4,169,555
Depreciation	(2,468,231)		(1,708,081)		(603,028)		(186,807)		(12,807)
Net unrealized appreciation (depreciation) of investments	$27,580,589		$24,157,566		$25,237,032		$9,820,895		$4,156,748

Permanent differences, primarily due to federal taxes paid, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2015, the Funds’ tax year end, as follows:

	Select	Select	Select	California	New York
	Tax-Free	Tax-Free 2	Tax-Free 3	Select Tax-Free	Select Tax-Free
	(NXP )	(NXQ )	(NXR )	(NXC )	(NXN )
Paid-in-surplus	$(260,314)	$(862,249)	$(19)	$4	$(4)
Undistributed (Over-distribution of) net investment income	(8,133)	(33,798)	(8,020)	(2)	(357)
Accumulated net realized gain (loss)	268,447	896,047	8,039	(2)	361

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2015, the Funds’ tax year end, were as follows:

	Select		Select		Select		California		New York
	Tax-Free		Tax-Free 2		Tax-Free 3		Select Tax-Free		Select Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Undistributed net tax-exempt income1	$606,568		$360,761		$185,810		$367,714		$133,507
Undistributed net ordinary income2	100,711		7,812		7,061		—		—
Undistributed net long-term capital gains	—		—		—		97,724		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 2, 2015, paid on April 1, 2015.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2015 and March 31, 2014 was designated for purposes of the dividends paid deduction as follows:

	Select		Select		Select		California		New York
	Tax-Free		Tax-Free 2		Tax-Free 3		Select Tax-Free		Select Tax-Free
2015	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Distributions from net tax-exempt income3	$10,240,452		$10,601,668		$8,003,452		$4,291,650		$2,248,402
Distributions from net ordinary income2	33,141		65,541		3,914		5,641		16,909
Distributions from net long-term capital gains4	—		—		—		696,581		—

	Select		Select		Select		California		New York
	Tax-Free		Tax-Free 2		Tax-Free 3		Select Tax-Free		Select Tax-Free
2014	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Distributions from net tax-exempt income	$10,439,298		$11,159,082		$8,218,165		$4,290,545		$2,472,031
Distributions from net ordinary income2	89,480		34,225		8,368		—		—
Distributions from net long-term capital gains	—		—		—		1,558,773		16,129

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2015, as Exempt Interest Dividends.
4
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b) (3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2015.

76	Nuveen Investments

As of March 31, 2015, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Select		Select		Select		New York
	Tax-Free		Tax-Free 2		Tax-Free 3		Select Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXN	)
Expiration:
March 31, 2016	$—		$7,597		$—		$—
March 31, 2017	—		400,800		—		—
March 31, 2019	—		335,742		—		—
Not subject to expiration	3,945,550		10,060,481		2,686,148		1,004,058
Total	$3,945,550		$10,804,620		$2,686,148		$1,004,058

During the Funds’ tax year ended March 31, 2015, the following Funds utilized capital loss carryforwards as follows:

	Select		Select
	Tax-Free		Tax-Free 2
	(NXP	)	(NXQ	)
Utilized capital loss carryforwards	$815,800		$465,724

As of March 31, 2015, the Funds’ tax year end, $260,316 and $862,250, respectively, of Select Tax-Free’s (NXP) and Select Tax-Free 2’s (NXQ) capital loss carryforward expired.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

		Select Tax-Free 2 (NXQ)
		Select Tax-Free 3 (NXR)
		California Select Tax-Free (NXC)
	Select Tax-Free (NXP)	New York Select Tax-Free (NXN)
Average Daily Managed Assets*	Fund-Level Fee	Fund-Level Fee
For the first $125 million	0.0500%	0.1000%
For the next $125 million	0.0375	0.0875
For the next $250 million	0.0250	0.0750
For the next $500 million	0.0125	0.0625

Nuveen Investments	77

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2015, the complex-level fee rate for each Fund was 0.1635%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

78	Nuveen Investments

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXP	NXQ	NXR	NXC	NXN
Shares repurchased	—	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	79

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper California Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

80	Nuveen Investments

■
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper New York Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	81

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

82	Nuveen Investments

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
					195

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
					195

Nuveen Investments	83

Board Members & Officers (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
					195

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; non-profit board member and former governance consultant; former Owner, and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					195

84	Nuveen Investments

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	195

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					196

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).	89

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.	196

Nuveen Investments	85

Board Members & Officers (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Head of Business Development and Strategy, Global Structured Products Group (since November 2014); Managing Director (since 2009) and, formerly, Treasurer, of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management LLC; Vice President and, formerly, Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; Chartered Accountant Designation.
					196

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	196

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc. and Nuveen Securities, LLC.	196

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					196

86	Nuveen Investments

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-B-0315D 8096-INV-Y-05/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Select Tax-Free Income Portfolio 2

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the Fund’s current auditor (engaged on August 7, 2014), and Ernst & Young LLP, the Fund’s former auditor. The audit fees billed to the Fund for the fiscal year 2015 are the only fees that have been billed to the Fund by KPMG LLP. All other fees listed in the tables below were billed to the Fund by Ernst & Young LLP. For engagements with KPMG LLP and Ernst & Young LLP, the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
March 31, 2015	$22,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2014	$21,750	$5,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2015	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2015	$ 0	$ 0	$ 0	$ 0
March 31, 2014	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Thomas Spalding	Nuveen Select Tax-Free Income Portfolio 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Thomas Spalding	Registered Investment Company	15	$11.34 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	5	$23.1 million
*	Assets are as of March 31, 2015. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profit interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of March 31, 2015 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Thomas Spalding	Nuveen Select Tax-Free Income Portfolio 2	$0	$ 500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Senior Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987.  Currently, he manages investments for 16 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Tax-Free Income Portfolio 2

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: June 4, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 4, 2015